UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21333
                                                     ---------------------

                 Nuveen Preferred and Convertible Income Fund 2
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: June 30, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                 SEMIANNUAL REPORT June 30, 2005

Nuveen Investments
Closed-End
Exchange-Traded
Funds

                                    NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND
                                                                             JPC

                                  NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2
                                                                             JQC



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Photo of: A child.

HIGH CURRENT INCOME FROM A PORTFOLIO OF PREFERRED AND CONVERTIBLE SECURITIES

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger


Timothy R. Schwertfeger
Chairman of the Board

Chairman's
        LETTER TO SHAREHOLDERS


I am pleased to report that for the six months ended June 30, 2005, your Fund continued to provide you with attractive monthly income from a diversified portfolio of quality preferred securities, convertible securities and high-yield debt. For more details about the management strategy and performance of your Fund, please see the Portfolio Managers' Comments and Performance Overview sections of this report.

As you'll see as you review this report, we continue to believe that your Fund provides a valuable source of regular monthly income, and that it also may provide an opportunity to reduce the overall risk of your entire investment portfolio. This


"WE CONTINUE TO BELIEVE THAT YOUR FUND PROVIDES A VALUABLE SOURCE OF REGULAR MONTHLY INCOME, AND THAT IT ALSO MAY PROVIDE AN OPPORTUNITY TO REDUCE THE OVERALL RISK OF YOUR ENTIRE INVESTMENT PORTFOLIO."


is because the price of your Fund's shares may move differently than the prices of other investments that you may own. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information faster by using e-mail and the Internet. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its shares in Nuveen to us or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Fund to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you secure your long-term financial goals. We thank you for choosing us as a partner as you work toward that objective.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 15, 2005

Nuveen Preferred and Convertible Income Funds (JPC, JQC)

Portfolio Managers'
        COMMENTS


These Funds are subadvised by a team of specialists from Spectrum Asset Management, Froley, Revy Investment Co., Inc., and Symphony Asset Management LLC, an affiliate of Nuveen Investments.

Spectrum, an affiliate of Principal CapitalSM, manages the preferred securities portion of each Fund's portfolio. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team.

Froley, Revy, one of the oldest firms specializing in convertible securities, manages that portion of each Fund's portfolio. Their investment team is led by Andrea Revy O'Connell and Michael Revy, who each have more than 10 years' experience in convertible securities investing.

The Symphony team managing the high yield securities and other debt instruments in both Funds is led by Gunther Stein and Lenny Mason. Gunther and Lenny have more than 25 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt.

Here representatives from Spectrum, Froley, Revy and Symphony talk about their management strategies and the performance of both Funds for the six-month period ended June 30, 2005.



WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

In the preferred securities sleeve of each Fund's portfolio, our focus for this six-month period was on trying to maintain Fund income levels as much as possible without sacrificing quality in the face of a surprisingly strong bond market. Contrary to what many market observers predicted, intermediate- and long-term interest rates dropped significantly during the first six months of 2005 at the same time as the Federal Reserve was raising short-term rates. As might be expected in this type of environment, a number of the Funds' higher coupon preferred securities issues were called away and the proceeds generally had to be reinvested at lower current rates.

As the period progressed, we tried to turn some of this yield curve flattening to our advantage by shortening the average durations - and therefore reducing the interest rate risk - of the preferred securities holding within the Funds. We did this by purchasing securities with shorter effective maturities, since the flatter yield curve meant that we would give up less income to buy these less risky investments. Helping this process, certain sectors of both the $1000 par capital securities market and the $25 par listed securities market also afforded opportunities to reinvest in ways that provided more yield for a given level of interest rate risk.

Generally, as intermediate- and long-term bonds rallied during this reporting period, $25 par preferred securities tended to lag behind. This was especially true during the first three months of 2005, when the $25 par sector experienced one of its worst quarters ever, both on an absolute basis as well as relative to the general fixed-income markets. While this hurt the overall performance of the Funds, it also meant that many $25 par securities were available at yields that were the most attractive relative to the corporate bond market since 2001. To take advantage of this situation, we reallocated a small percentage of each Fund's portfolios into the $25 par sector by selling some $1000 par capital securities.

Other parts of the preferred securities market that appeared very attractive to us were Dividends Received Deduction (DRD) and the Qualified Dividend Income
(QDI) issues. Due to a recent change by Moody's in how they would evaluate an issuer's preferred securities, there was a large amount of issuance of this type of paper during this reporting period. In nearly all cases, the new issues were priced attractively to the current market and at levels that allowed investors to buy without giving up much income relative to fully taxable securities. Even though the Funds do not emphasize tax-advantaged income to either individuals or corporations as an objective, we increased our concentration in these types of issues since we believed that we were getting the tax advantages for little or no cost. Moreover, we believed that there were potential total return benefits that existed if these types of preferred investments ever begin to trade at levels that reflect their tax benefits.

The overall management strategy for the convertible sleeves of JPC and JQC remained consistent during this period. We continued to focus on the "balanced" portion of the convertible universe, which includes securities that capture the features of both bonds and stocks by being priced much like bonds while maintaining the upside potential of equities. We thought these securities had an attractive risk/reward trade off between equity sensitivity and downside risk. We had a slight bias towards yield-oriented convertibles while making sure that the convertible securities sleeves of both Funds maintained a minimum of 50% investment grade issues. The Funds' convertible securities sleeves also remained more equity sensitive than the Merrill Lynch All Convertibles Index (VXA0).

The first six months of 2005 were very difficult in the convertible securities market due to intense selling pressure from convertible arbitrage hedge funds. This resulted in four consecutive months of negative returns for the VXA0 Index. One reason behind the massive selling pressure was the large number of redemptions suffered by hedge funds as a result of weak performance in 2004 and early 2005. As the selling pressure mounted, many of both Funds' convertible securities holdings declined in value for reasons that we believed were unrelated to their fundamentals.

In addition to troubles in the convertible securities market, the credit default
(CDO) market experienced a serious but short-lived crisis. Redemption worries were compounded by a general loosening of correlations between equity and debt. This was best exemplified with the almost simultaneous bid by investor Kirk Kerkorian for General Motors stock and the rating agencies' downgrade to junk of GM debt.

For the high yield debt portion of both portfolios, we continued to employ a value-oriented strategy, focusing on relatively higher-quality credits with strong fundamental business models, diversified revenue streams, and relatively low earnings volatility. Investing our assets across a variety of industry sectors and rating tiers also remains a priority. We continued to evaluate the entire group of holdings, eliminating positions that we believed had escalating credit issues, limited upside potential or significant downside risk.

HOW DID THE FUNDS PERFORM OVER THIS PERIOD?

The performance of each Fund, as well as the performance of a comparative benchmark, is shown in the accompanying table.


CUMULATIVE TOTAL RETURN ON NET ASSET VALUE
For periods ended June 30, 2005

                                     6-MONTH                  1-YEAR
--------------------------------------------------------------------------------
JPC                                   -0.68%                    9.65%
--------------------------------------------------------------------------------
JQC                                   -0.80%                    9.76%
--------------------------------------------------------------------------------
Comparative Benchmark1                -1.27%                    6.48%
--------------------------------------------------------------------------------

For more information, please see the individual Performance Overview pages in this report.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

For more information, please see the individual Performance Overview pages in this report.


1 Comparative benchmark performance is a blended return consisting 1) 60% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity; 2) 30% of the Merrill Lynch All U.S. Convertibles Index, consisting of approximately 575 securities with par value greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S.; and 3) 10% of the CSFB High Yield Index, which includes approximately $375 billion of $US-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade. Index returns to not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

For the six months ended June 30, 2005, both Funds outperformed an unmanaged, unleveraged comparative benchmark. One of the primary factors benefiting the performance of these Funds relative to that of the benchmark was the Funds' use of financial leverage. While leveraging can add volatility to a Fund's NAV and share price, especially during periods of rising interest rates, this strategy can also provide opportunities for additional income and total return for common shareholders when short-term interest rates remain relatively low and long-term rates fall or remain relatively constant.

While the Funds' performance was unremarkable in absolute terms, they did perform well when compared with their benchmark. Helping the performance of the Funds during this period was the decision to focus on some of the recent DRD and QDI issuance. These purchases produced positive results quickly as many of these offerings traded immediately to premiums. The Funds also benefited from the trades that took profits on a number of $1000 par capital security positions such as Centaur, Abbey National and KN Energy, with the proceeds then reinvested in both fully taxable and QDI $25 par securities. We sold our positions in Ameren, Keyspan, Public Service Enterprise and Alltel at significant gains after having enjoyed book yields of 8% or more from these issues over the past couple of years.

On the other hand, auto industry securities were a bad news story during the six month period. As of June 30, 2005, we had liquidated all of our holdings in GM and Delphi, and most of our holdings in Ford. In hindsight, we wish we had acted more quickly. The bonds and preferred securities of these issuers traded down considerably as market share concerns and unfunded pension and health care obligations took center stage in the press. Rating agency downgrades followed and even though most of our investments were in the senior debt of these companies, prices of all securities of these companies dropped as investors reacted to the unfavorable news.

In addition, the underperformance of the $25 par sector relative to both the $1000 par capital securities sector and the general bond market hurt the performance of the Funds. We believed this to be a temporary phenomenon, and we actually increased our concentrations in this sector. While we believe this may help the Funds over the longer term, it did constrain their performance over this six month period.

In the convertible securities portion of both Funds' portfolios, the energy sector was by far the best performer in the first half of 2005 as oil prices rose substantially. In addition, utilities had a strong second quarter after a slightly negative first quarter. As a result, four of the five best performing securities held for JPC and JQC were from the energy and utilities sectors.

Looking at JPC, the top convertible securities contributors to performance were Chesapeake Energy, FPL Group, Diamond Offshore, Corning Inc. (Telecomm Equipment/Fiber Optics Supplier) and Amerada Hess. The top contributors for JQC were Chesapeake Energy, Kerr-McGee Corp., Public Service Enterprises, Diamond Offshore, and Corning Inc. (Kerr-McGee and Corning were sold prior to June 30, 2005.)

Conversely, the convertible securities sector with the most negative impact was the consumer discretionary area, largely driven by autos. The technology and healthcare areas also had generally poor returns during this period. In JPC, the securities with the largest negative impact were Ford Motor Co., OSI Pharmaceuticals, Nortel Networks, Liberty Media/Viacom, and Comcast PCS. The primary performance detractors for JQC were General Motors, OSI Pharmaceuticals, Ford Motor Co., Tyco International, and Nortel Networks.

Despite some volatility in the high yield debt market, several holdings in JPC and JQC performed well. The bond prices for Fisher Scientific, Warnaco, Cienna, Georgia Pacific all gained over 3%. At the same time, these sleeves within the Funds were hurt by their holdings of Affinia, an auto components supplier which was adversely affected by the GM and Ford downgrades. The bond price for Affinia dropped 9% in the quarter.

                        Distribution and Share Price
                                INFORMATION



Each of these Funds uses financial leverage in an effort to enhance its dividend-paying capabilities. While this strategy adds volatility to a Fund's net asset value and share price, it generally enhances the amount of income the Fund has to distribute to its common shareholders. The extent of this benefit is tied in part to the short-term rates these Funds pay their FundPreferredTM shareholders. As short-term rates rose through this reporting period, the Funds paid higher dividends to their FundPreferred shareholders. As a result, the leveraging strategy - while still beneficial - did not provide as much income enhancement as it did before short-term interest rates began to rise. Over this reporting period, both JPC and JQC announced two reductions in their monthly distribution to shareholders.

Both Funds seek to pay stable distributions at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay distributions at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in distributions, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid distributions in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income in distributions to shareholders. As of June 30, both Funds had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes.

In addition, due to normal portfolio management activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2004 as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
JPC                          $0.0710                            $0.1626
--------------------------------------------------------------------------------
JQC                          $0.0196                            $0.0001
--------------------------------------------------------------------------------

The relatively large distributions from JPC represented important parts of this Fund's total return for this period. Generally, these types of distributions were generated by bond calls or by sales of appreciated securities that occurred in the course of normal portfolio management activities. The proceeds of these calls or sales then were reinvested in securities paying lower, current interest rates. On balance, this had a slight negative impact on the Funds' earning power and was a minor factor in the reductions noted above.

As of June 30, 2005, the Funds' shares were trading at discounts to their NAVs as shown in the accompanying chart:

                             6/30/05                    6-MONTH AVERAGE
                            DISCOUNT                           DISCOUNT
--------------------------------------------------------------------------------
JPC                           -8.69%                             -7.79%
--------------------------------------------------------------------------------
JQC                           -9.93%                             -9.28%
--------------------------------------------------------------------------------

Nuveen Preferred and Convertible Income Fund
JPC

Performance
     OVERVIEW As of June 30, 2005


Pie Chart:
PORTFOLIO ALLOCATION
(as a % of  total investments)
$25 Par (or similar) Securities         34.9%
Capital Preferred Securities            22.4%
Convertible Bonds                       19.5%
Convertible Preferred Securities        11.3%
Corporate Bonds                         10.6%
Repurchase Agreements                    1.0%
Common Stocks                            0.3%

Bar Chart:
2004-2005 MONTHLY DIVIDENDS PER SHARE1
Jul                           0.1005
Aug                           0.1005
Sep                           0.1005
Oct                           0.1005
Nov                           0.1005
Dec                           0.1005
Jan                           0.1005
Feb                           0.1005
Mar                            0.096
Apr                            0.096
May                            0.096
Jun                             0.09

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/04                        13.49
                              13.6
                              13.66
                              13.65
                              13.7
                              13.69
                              13.78
                              13.77
                              13.68
                              13.89
                              13.88
                              13.9
                              13.91
                              13.86
                              13.91
                              13.83
                              13.69
                              13.62
                              13.8
                              13.94
                              13.95
                              13.95
                              14.07
                              14.19
                              14.12
                              14.05
                              14.01
                              14
                              14.15
                              14.01
                              14.13
                              14.21
                              14.09
                              14.01
                              14.03
                              14.1
                              14.16
                              14.2
                              14.24
                              14.39
                              14.47
                              14.56
                              14.53
                              14.56
                              14.52
                              14.44
                              14.54
                              14.55
                              14.59
                              14.59
                              14.69
                              14.55
                              14.36
                              14.31
                              14.45
                              14.41
                              14.46
                              14.49
                              14.53
                              14.54
                              14.56
                              14.65
                              14.69
                              14.6
                              14.57
                              14.6
                              14.65
                              14.7
                              14.72
                              14.67
                              14.75
                              14.76
                              14.76
                              14.62
                              14.56
                              14.54
                              14.54
                              14.49
                              14.44
                              14.39
                              14.4
                              14.34
                              14.38
                              14.57
                              14.65
                              14.73
                              14.85
                              14.95
                              14.98
                              14.96
                              14.54
                              14.36
                              14.46
                              14.51
                              14.49
                              14.53
                              14.61
                              14.55
                              14.54
                              14.56
                              14.56
                              14.48
                              14.46
                              14.49
                              14.52
                              14.37
                              14.26
                              14.25
                              14.16
                              14.29
                              14.43
                              14.48
                              14.45
                              14.46
                              14.47
                              14.38
                              14.19
                              14.07
                              14.04
                              13.97
                              13.86
                              13.99
                              14.06
                              14.02
                              13.82
                              13.89
                              14.07
                              14.19
                              14.33
                              14.26
                              14.34
                              14.32
                              14.47
                              14.47
                              14.45
                              14.5
                              14.35
                              14.36
                              14.28
                              14.26
                              14.23
                              14.27
                              14.23
                              14.21
                              14.15
                              14.09
                              14.24
                              14.35
                              14.43
                              14.5
                              14.56
                              14.53
                              14.59
                              14.69
                              14.66
                              14.68
                              14.75
                              14.6
                              14.65
                              14.57
                              14.51
                              14.45
                              14.29
                              14.08
                              14.34
                              14.47
                              14.54
                              14.63
                              14.62
                              14.55
                              14.41
                              14.34
                              14.35
                              14.38
                              14.1
                              14
                              13.69
                              13.39
                              13.29
                              13.06
                              13.22
                              13.05
                              12.82
                              12.69
                              12.42
                              12.51
                              12.32
                              12.55
                              12.87
                              13.08
                              12.97
                              13.04
                              12.9
                              12.98
                              13
                              13
                              12.9
                              12.94
                              12.83
                              12.8
                              12.6
                              12.58
                              12.62
                              12.59
                              12.55
                              12.62
                              12.63
                              12.67
                              12.8
                              12.93
                              12.93
                              12.93
                              12.89
                              12.99
                              13.14
                              13.13
                              13.09
                              13.13
                              13.2
                              13.11
                              13.11
                              13.1
                              13.05
                              13.02
                              13.05
                              13.01
                              13.12
                              13.17
                              13.19
                              13.23
                              13.25
                              13.25
                              13.36
                              13.43
                              13.44
                              13.36
                              13.36
                              13.41
                              13.35
                              13.4
                              13.41
                              13.13
                              13.19
                              13.2
                              13.24
                              13.28
                              13.25
                              13.28
                              13.42
                              13.46
                              13.44
                              13.39
                              13.37
                              13.37
6/30/05                       13.35


PORTFOLIO STATISTICS
------------------------------------
Common Share Price            $13.35
------------------------------------
Common Share
Net Asset Value               $14.62
------------------------------------
Premium/(Discount) to NAV     -8.69%
------------------------------------
Latest Dividend               $.0900
------------------------------------
Market Yield                   8.09%
------------------------------------
Net Assets Applicable to
Common Shares ($000)      $1,463,774
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Commercial Banks               17.9%
------------------------------------
Insurance                      12.4%
------------------------------------
Real Estate                     9.0%
------------------------------------
Capital Markets                 7.7%
------------------------------------
Diversified Financial Services  7.6%
------------------------------------
Media                           5.4%
------------------------------------
Hotels Restaurants & Leisure    4.5%
------------------------------------
Thrifts & Mortgage Finance      3.8%
------------------------------------
Pharmaceuticals                 2.6%
------------------------------------
Oil, Gas & Consumable Fuels     2.6%
------------------------------------
Electric Utilities              2.4%
------------------------------------
Repurchase Agreements           1.0%
------------------------------------
Other                          23.1%
------------------------------------

TOP FIVE ISSUERS
(EXCLUDING REPURCHASE AGREEMENTS)
(as a % of total investments)
------------------------------------
Wachovia Corporation            2.0%
------------------------------------
JPMorgan Chase & Company        1.9%
------------------------------------
Citigroup                       1.9%
------------------------------------
HBOS Public Limited Company     1.7%
------------------------------------
HSBC Holdings Public
Limited Company                 1.7%
------------------------------------

ANNUALIZED TOTAL RETURN
(Inception 3/26/03)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)   -2.81%        -0.68%
------------------------------------
1-Year         10.93%         9.65%
------------------------------------
Since
Inception       3.72%         9.80%
------------------------------------

1 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.2336 per share.

Nuveen Preferred and Convertible Income Fund 2
JQC

Performance
      OVERVIEW As of June 30, 2005


Pie Chart:
PORTFOLIO ALLOCATION
(as a % of  total investments)

$25 Par (or similar) Securities         33.8%
Capital Preferred Securities            23.3%
Convertible Bonds                       19.0%
Convertible Preferred Securities        11.0%
Corporate Bonds                         10.6%
Repurchase Agreements                    1.9%
Common Stocks                            0.4%

Bar Chart:
2004-2005 MONTHLY DIVIDENDS PER SHARE1
Jul                           0.0975
Aug                           0.0975
Sep                           0.0975
Oct                           0.0975
Nov                           0.0975
Dec                           0.0975
Jan                           0.0975
Feb                           0.0975
Mar                            0.093
Apr                            0.093
May                            0.093
Jun                           0.0885

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/04                        13.06
                              13.21
                              13.23
                              13.27
                              13.36
                              13.35
                              13.44
                              13.19
                              13.19
                              13.26
                              13.43
                              13.43
                              13.42
                              13.29
                              13.29
                              13.3
                              13.2
                              13.13
                              13.31
                              13.43
                              13.54
                              13.54
                              13.6
                              13.65
                              13.68
                              13.62
                              13.68
                              13.63
                              13.77
                              13.71
                              13.7
                              13.71
                              13.6
                              13.53
                              13.56
                              13.63
                              13.73
                              13.62
                              13.67
                              13.75
                              13.83
                              13.9
                              13.94
                              14.01
                              14.08
                              14.02
                              14.05
                              14.03
                              14.11
                              14.19
                              14.26
                              14.18
                              14.16
                              14.09
                              14.08
                              14.11
                              14.13
                              14.13
                              14.2
                              14.21
                              14.17
                              14.13
                              14.22
                              14.18
                              14.11
                              14.16
                              14.24
                              14.32
                              14.27
                              14.26
                              14.33
                              14.38
                              14.35
                              14.22
                              14.15
                              14.18
                              14.07
                              14.12
                              14.1
                              14
                              13.93
                              13.98
                              14.02
                              14.11
                              14.17
                              14.23
                              14.29
                              14.31
                              14.45
                              14.49
                              14.07
                              13.82
                              13.99
                              14.01
                              14.03
                              14.04
                              14.05
                              14.05
                              14.16
                              14.22
                              14.09
                              14.03
                              14.04
                              14.04
                              14.05
                              13.94
                              13.83
                              13.82
                              13.71
                              13.81
                              13.98
                              14.04
                              14.03
                              13.99
                              13.98
                              13.84
                              13.69
                              13.62
                              13.57
                              13.52
                              13.57
                              13.77
                              13.7
                              13.65
                              13.56
                              13.5
                              13.7
                              13.81
                              13.87
                              13.87
                              13.88
                              13.83
                              13.91
                              13.94
                              13.99
                              14.02
                              13.93
                              13.93
                              13.89
                              13.88
                              13.83
                              13.85
                              13.85
                              13.85
                              13.8
                              13.76
                              13.86
                              13.95
                              13.98
                              14.05
                              14.04
                              14
                              14.12
                              14.22
                              14.25
                              14.35
                              14.37
                              14.28
                              14.15
                              14.17
                              14.14
                              14.02
                              13.85
                              13.67
                              13.98
                              14.04
                              14.06
                              14.09
                              14.07
                              14.04
                              13.91
                              13.84
                              13.83
                              13.88
                              13.54
                              13.48
                              13.21
                              13.02
                              12.94
                              12.75
                              12.9
                              12.82
                              12.59
                              12.56
                              12.33
                              12.4
                              12.3
                              12.55
                              12.72
                              12.76
                              12.64
                              12.73
                              12.63
                              12.69
                              12.69
                              12.74
                              12.69
                              12.74
                              12.61
                              12.54
                              12.4
                              12.45
                              12.57
                              12.54
                              12.47
                              12.44
                              12.42
                              12.4
                              12.39
                              12.52
                              12.6
                              12.6
                              12.7
                              12.76
                              12.92
                              12.88
                              12.78
                              12.82
                              12.85
                              12.78
                              12.74
                              12.74
                              12.77
                              12.78
                              12.82
                              12.83
                              12.85
                              12.94
                              12.91
                              12.86
                              12.83
                              12.9
                              12.97
                              13.08
                              13.09
                              13.07
                              13.07
                              13.16
                              13.14
                              13.12
                              13.08
                              12.9
                              12.98
                              12.94
                              12.96
                              13.07
                              13.05
                              13.05
                              13.1
                              13.09
                              13.1
                              13.05
                              13.05
                              13.06
6/30/05                       13.06

PORTFOLIO STATISTICS
------------------------------------
Common Share Price            $13.06
------------------------------------
Common Share
Net Asset Value               $14.50
------------------------------------
Premium/(Discount) to NAV     -9.93%
------------------------------------
Latest Dividend               $.0885
------------------------------------
Market Yield                   8.13%
------------------------------------
Net Assets Applicable to
Common Shares ($000)      $2,044,450
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Commercial Banks               20.8%
------------------------------------
Insurance                      12.1%
------------------------------------
Real Estate                     8.3%
------------------------------------
Diversified Financial Services  8.2%
------------------------------------
Capital Markets                 6.7%
------------------------------------
Media                           5.7%
------------------------------------
Hotels Restaurants & Leisure    4.0%
------------------------------------
Oil, Gas & Consumable Fuels     2.8%
------------------------------------
Pharmaceuticals                 2.4%
------------------------------------
Thrifts & Mortgage Finance      1.9%
------------------------------------
Specialty Retail                1.7%
------------------------------------
Energy Equipment & Services     1.7%
------------------------------------
Repurchase Agreements           1.9%
------------------------------------
Other                          21.8%
------------------------------------

TOP FIVE ISSUERS
(EXCLUDING REPURCHASE AGREEMENTS)
(as a % of total investments)
------------------------------------
Wachovia Corporation            2.2%
------------------------------------
JPMorgan Chase & Company        2.1%
------------------------------------
Citigroup                       1.9%
------------------------------------
HBOS Public Limited Company     1.8%
------------------------------------
ING Groep NV                    1.6%
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/25/03)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)   -1.77%        -0.80%
------------------------------------
1-Year         10.28%         9.76%
------------------------------------
Since
Inception       1.12%         8.45%
------------------------------------

1 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.0197 per share.

Shareholder
       MEETING REPORT

The annual shareholder meeting was held on March 22, 2005, in Chicago at Nuveen's headquarters.

                                                                               JPC                                  JQC
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                   Common and                          Common and
                                                                    Preferred          Preferred        Preferred          Preferred
                                                                shares voting      shares voting    shares voting      shares voting
                                                                     together           together         together           together
                                                                   as a class         as a class       as a class         as a class
====================================================================================================================================
Robert P. Bremner
   For                                                             96,638,297                 --      136,584,089                 --
   Withhold                                                           694,786                 --        1,150,424                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                           97,333,083                 --      137,734,513                 --
====================================================================================================================================
Lawrence H. Brown
   For                                                             96,630,734                 --      136,557,535                 --
   Withhold                                                           702,349                 --        1,176,978                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                           97,333,083                 --      137,734,513                 --
====================================================================================================================================
Jack B. Evans
   For                                                             96,668,478                 --      136,590,103                 --
   Withhold                                                           664,605                 --        1,144,410                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                           97,333,083                 --      137,734,513                 --
====================================================================================================================================
William C. Hunter
   For                                                             96,640,331                 --      136,587,712                 --
   Withhold                                                           692,752                 --        1,146,801                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                           97,333,083                 --      137,734,513                 --
====================================================================================================================================
David J. Kundert
   For                                                             96,640,310                 --      136,568,365                 --
   Withhold                                                           692,773                 --        1,166,148                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                           97,333,083                 --      137,734,513                 --
====================================================================================================================================
William J. Schneider
   For                                                                       --          25,488                  --           35,188
   Withhold                                                                  --              43                  --               63
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     --          25,531                  --           35,251
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                       --          25,496                  --           35,188
   Withhold                                                                  --              35                  --               63
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     --          25,531                  --           35,251
====================================================================================================================================
Judith M. Stockdale
   For                                                             96,622,037                 --      136,574,344                 --
   Withhold                                                           711,046                 --        1,160,169                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                           97,333,083                 --      137,734,513                 --
====================================================================================================================================
Eugene S. Sunshine
   For                                                             96,635,068                 --      136,577,913                 --
   Withhold                                                           698,015                 --        1,156,600                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                           97,333,083                 --      137,734,513                 --
====================================================================================================================================

                        Nuveen Preferred and Convertible Income Fund (JPC)
                        Portfolio of
                                INVESTMENTS June 30, 2005 (Unaudited)
                                                                                                                             MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 0.5% (0.3% OF TOTAL INVESTMENTS)

                DIVERSIFIED FINANCIAL SERVICES - 0.2%

       71,370   Gabelli Asset Management Inc.                                                                          $  3,153,840
------------------------------------------------------------------------------------------------------------------------------------
                IT SERVICES - 0.1%

       62,025   Acxiom Corporation                                                                                        1,295,082
------------------------------------------------------------------------------------------------------------------------------------
                SOFTWARE - 0.2%

      102,711   Computer Associates International Inc.                                                                    2,822,499
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $7,196,915)                                                                     7,271,421
                --------------------------------------------------------------------------------------------------------------------
                                                                                            RATINGS*
                                                                                       -------------------                   MARKET
       SHARES   DESCRIPTION(1)                                          COUPON         MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                $25 PAR (OR SIMILAR) SECURITIES - 51.6% (34.9% OF TOTAL INVESTMENTS)


                AUTOMOBILES - 0.5%

      169,229   Ford Motor Company (CORTS)                              8.000%            Baa3         BB+                3,849,960
      123,079   Ford Motor Company, Series F (CORTS)                    8.000%            Baa3         BB+                2,898,510

------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS - 5.0%

        2,500   ABN AMRO North America, Series L, 144A (a)              6.460%              A3          NR                2,595,313
       17,900   Bear Stearns Capital Trust III                          7.800%              A2         BBB                  463,610
          500   BNY Capital Trust IV, Series E                          6.875%              A1          A-                   12,625
      300,800   BNY Capital Trust V, Series F                           5.950%              A1          A-                7,565,120
      129,800   Compass Capital Trust III                               7.350%              A3        BBB-                3,374,800
        9,900   CSFB USA, Series 2002-10 (SATURNS)                      7.000%             Aa3          A+                  258,390
       29,000   First Union Capital II, Series II, (CORTS)              7.500%              A1          A-                  761,830
       41,500   First Union Institutional Capital II, (CORTS)           8.200%              A1          A-                1,143,740
       39,600   Goldman Sachs Group Inc., Series 2004-4, (CORTS)        6.000%              A1          A-                  970,200
       13,100   Goldman Sachs Group Inc., Series2003-06 (SATURNS)       6.000%             Aa3          A+                  324,291
      526,388   Lehman Brothers Holdings Capital Trust III, Series K    6.375%              A2        BBB+               13,238,658
        2,400   Lehman Brothers Holdings Capital Trust IV, Series L     6.375%              A2        BBB+                   61,128
      109,800   Merrill Lynch Capital Trust                             7.000%              A1          A-                2,886,642
       29,000   Merrill Lynch Preferred Capital Trust                   7.750%              A1          A-                  759,800
      227,900   Merrill Lynch Preferred Capital Trust V                 7.280%              A1          A-                6,100,883
      119,200   Merrill Lynch Preferred Capital Trust IV                7.120%              A1          A-                3,152,840
       23,300   Morgan Stanley (PPLUS)                                  7.050%             Aa3          A+                  604,635
       67,100   Morgan Stanley Capital Trust II                         7.250%              A1          A-                1,736,548
      365,739   Morgan Stanley Capital Trust III                        6.250%              A1          A-                9,194,678
      717,800   Morgan Stanley Capital Trust IV                         6.250%              A1          A-               18,052,670
       25,000   Safeco Capital Trust I (CORTS)                          8.750%            Baa2        BBB-                  759,875
       13,200   Safeco Capital Trust IV (CORTS)                         8.375%            Baa2        BBB-                  362,274

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 7.2%

      170,000   Abbey National plc                                      7.375%              A2          A-                4,474,400
       92,400   Abbey National plc, Series B                            7.250%              A1          A-                2,383,920
       16,600   Abbey National plc, Series B                            7.375%              A2           A                  444,880
       37,900   ABN AMRO Capital Fund Trust V                           5.900%              A2           A                  922,107
       69,300   ASBC Capital I                                          7.625%            Baa1        BBB-                1,836,450
       68,185   BAC Capital Trust I                                     7.000%             Aa3           A                1,759,855
      135,755   BAC Capital Trust II                                    7.000%             Aa3           A                3,536,418
      284,700   BAC Capital Trust III                                   7.000%             Aa3           A                7,464,834
       59,750   Banco Santander                                         6.410%              A2        BBB+                1,508,688
       63,400   Banco Totta & Acores Finance, Series A                  8.875%              A3          NR                1,688,025
      207,400   Banesto Holdings, Series A, 144A                       10.500%              A2          NR                6,468,288


                                       13

                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                             Portfolio of INVESTMENTS June 30, 2005 (Unaudited)
                                                                                            RATINGS*
                                                                                       -------------------                   MARKET
       SHARES   DESCRIPTION(1)                                          COUPON         MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)

       81,700   Bank One Capital Trust VI                               7.200%              A1          A-           $    2,130,736
       35,200   BankNorth Capital Trust II                              8.000%              A3         BB+                  924,352
       62,600   Chittenden Capital Trust I                              8.000%            Baa1         BB+                1,651,388
        4,700   Citigroup Capital X                                     6.100%             Aa2           A                  118,675
      107,000   Cobank ABC, 144A (a)                                    7.000%              NR          NR                5,896,663
       83,400   Comerica Capital Trust I                                7.600%              A3        BBB+                2,143,380
      306,079   Fleet Capital Trust VII                                 7.200%             Aa3           A                7,884,595
      337,000   Fleet Capital Trust VIII                                7.200%             Aa3           A                8,748,520
       15,500   KeyCorp, Series 2001-7 (CORTS)                          7.750%              A3         BBB                  408,115
       25,400   KeyCorp, Series B (CORTS)                               8.250%              A3         BBB                  648,716
      156,300   National Commerce Capital Trust II                      7.700%              A1          A-                4,077,867
       32,900   National Westminster Bank plc, Series A                 7.875%             Aa2          A+                  852,110
       32,200   PNC Capital Trust                                       6.125%              A3         BBB                  814,016
       21,400   Regions Finance Trust I                                 8.000%              A2        BBB+                  547,412
      175,000   Royal Bank of Scotland Group plc, Series L              5.750%              A1           A                4,256,000
       77,700   SunTrust Capital Trust IV                               7.125%              A1          A-                2,004,660
       57,700   SunTrust Capital Trust V                                7.050%              A1          A-                1,493,276
       71,100   USB Capital Trust III                                   7.750%             Aa3          A-                1,844,334
      189,300   USB Capital Trust IV                                    7.350%             Aa3          A-                4,944,516
       70,300   USB Capital Trust V                                     7.250%             Aa3          A-                1,827,800
      344,300   USB Capital Trust VI                                    5.750%             Aa3          A-                8,400,920
       33,400   VNB Capital Trust I                                     7.750%            Baa1         BBB                  868,400
       21,400   Washington Mutual Capital Trust I,
                  Series 2001-22, Class A-1 (CORTS)                     7.650%            Baa1         BBB                  553,190
        9,100   Wells Fargo Capital Trust IV                            7.000%             Aa2           A                  237,237
       77,235   Wells Fargo Capital Trust V                             7.000%             Aa2           A                1,995,752
       14,700   Wells Fargo Capital Trust VI                            6.950%             Aa2          A-                  384,405
      225,700   Wells Fargo Capital Trust VII                           5.850%             Aa2           A                5,642,500
       80,200   Zions Capital Trust B                                   8.000%            Baa1        BBB-                2,145,350

------------------------------------------------------------------------------------------------------------------------------------
                COMPUTERS & PERIPHERALS - 0.1%

       13,100   IBM Inc. (CORTS)                                        7.125%              A1          A+                  334,705
       20,700   IBM Inc., Series 2001-1 (SATURNS)                       7.125%              A1          A+                  531,990
        2,700   IBM Inc., Trust Certificates, Series 2001-2             7.100%              A1          A+                   69,633
        5,100   IBM Trust III (CORTS)                                   7.200%              A1          A+                  130,917

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER FINANCE - 1.5%

      773,900   HSBC Finance Corporation                                6.875%              A1           A               20,392,265
       27,800   Household Capital Trust VI                              8.250%              A2        BBB+                  720,854
       39,200   Household Capital Trust VII                             7.500%              A2        BBB+                1,025,472

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 5.8%

       15,100   BBVA Preferred Capital Ltd., Series B                   7.750%              A1          A-                  389,127
       15,200   CIT Group Incorporated (CORTS)                          7.750%              A3        BBB+                  418,760
      215,900   Citigroup Capital Trust IX                              6.000%             Aa2           A                5,425,567
       79,500   Citigroup Capital Trust VII                             7.125%             Aa2           A                2,062,230
      355,200   Citigroup Capital Trust VIII                            6.950%             Aa2           A                9,107,328
        4,800   Citigroup Capital Trust XI                              6.000%             Aa2           A                  120,576
       33,200   Citigroup Inc., Series F (a)                            6.365%             Aa3           A                1,747,980
       94,000   Citigroup Inc., Series G (a)                            6.213%             Aa3           A                4,841,000
       59,300   Citigroup Inc., Series H (a)                            6.231%             Aa3          NR                3,164,841
        4,600   Citigroup Inc., Series M (a)                            5.864%             Aa3           A                3,294,600
        5,400   General Electric Capital Corporation                    5.875%              NR         AAA                  136,944
       33,100   General Electric Capital Corporation                    6.625%             Aaa         AAA                  868,875
        2,200   General Electric Capital Corporation (CORTS)            6.000%             Aaa         AAA                   55,528
      769,075   ING Group NV                                            7.050%              NR          A-               20,111,311
      560,618   ING Group NV                                            7.200%              A2          A-               14,772,284
       16,800   ING Group NV                                            6.200%              A2          A-                  425,544
       30,000   JPM Capital Trust (CORTS)                               7.200%              A2          A-                  786,600
       52,200   JPMorgan Chase & Company (PCARS)                        7.125%              A2          A-                1,341,279
      395,367   JPMorgan Chase Capital Trust X                          7.000%              A1          NR               10,279,542
       22,800   JPMorgan Chase Capital Trust XVI                        6.350%              A1          A-                  577,752
       47,200   JPMorgan Chase Trust, Series 2002-6, Class A (SATURNS)  7.125%              A1          A-                1,244,192


                                       14

                                                                                            RATINGS*
                                                                                       -------------------                   MARKET
       SHARES   DESCRIPTION(1)                                          COUPON         MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES (continued)

       29,900   Merrill Lynch Capital Trust II                          8.000%              A1          A-           $      799,825
       91,395   Royal Bank of Scotland Group plc, Series N              6.350%              A1           A                2,318,691

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%

        2,500   BellSouth Capital Funding (CORTS)                       7.100%              A1           A                   65,675
       11,600   BellSouth Corporation                                   7.125%              A2           A                  296,844
        2,200   BellSouth Corporation (CORTS)                           7.000%             Aa3           A                   56,232
       29,000   BellSouth Corporation, Series 2001-3, (SATURNS)         7.125%              A2           A                  741,820
        9,800   BellSouth Inc. (CORTS)                                  7.000%              A2           A                  254,310
       16,700   BellSouth Telecommunications (PPLUS)                    7.300%             Aa3           A                  427,938
       44,750   Deutsche Telekom International Finance B.V.,
                  Series 2001-24, Class A-1 (CORTS)                     7.875%              A3          A-                1,152,760
       16,900   SBC Communications Inc.                                 7.000%              A2           A                  432,809
       17,100   Verizon Communications (CORTS)                          7.625%              A2          A+                  448,875
       22,200   Verizon Communications (CORTS)                          7.375%              A2          A+                  587,856
       13,900   Verizon New England Inc., Series B                      7.000%              A2          NR                  363,624
       41,555   Verizon South Inc., Series F                            7.000%              A2          A+                1,073,366

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 1.4%

       10,000   Consolidated Edison Company                             7.250%              A2          A-                  265,800
        7,000   Consolidated Edison Company of New York Inc.            7.500%              A1           A                  180,740
       22,200   DTE Energy Trust I                                      7.800%            Baa3         BB+                  580,974
       33,470   Entergy Louisiana Inc.                                  7.600%            Baa1          A-                  877,249
       43,670   Georgia Power Capital Trust V                           7.125%              A3        BBB+                1,140,660
        6,600   Georgia Power Company                                   5.700%             Aaa         AAA                  167,970
      228,700   Georgia Power Company                                   5.900%              A2           A                5,788,397
        4,100   National Rural Utilities Cooperative Finance            7.600%              A3        BBB+                  105,247
                  Corporation
       80,000   National Rural Utilities Cooperative Finance            6.100%              A3        BBB+                2,008,000
                  Corporation
      116,800   National Rural Utilities Cooperative Finance            5.950%              A3        BBB+                2,866,856
                  Corporation
      113,432   Tennessee Valley Authority, Series D                    6.750%             Aaa         AAA                2,902,725
      128,000   Virginia Power Capital Trust                            7.375%            Baa1        BBB-                3,394,560

------------------------------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS - 0.4%

       58,000   Dairy Farmers of America Inc., 144A (a)                 7.875%             Ba1        BBB-                6,079,125

------------------------------------------------------------------------------------------------------------------------------------
                GAS UTILITIES - 0.0%

       23,000   AGL Capital Trust II                                    8.000%            Baa2         BBB                  595,470

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE PROVIDERS & SERVICES - 0.5%

      274,000   Aetna Incorporated                                      8.500%            Baa1        BBB+                7,154,140

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 10.5%

        5,500   ACE Capital Trust I, Series 1999                        8.875%            Baa1        BBB-                  141,350
      538,010   Ace Ltd., Series C                                      7.800%            Baa2        BBB-               14,418,668
      777,500   Aegon NV                                                6.375%              A3          A-               19,647,425
       13,000   Allstate Insurance Company (CORTS)                      8.000%              A2          A-                  354,315
        6,000   AMBAC Financial Group Inc.                              7.000%             Aa2          AA                  157,560
       53,200   AMBAC Financial Group Inc.                              5.950%             Aa2          AA                1,358,728
        5,000   AMBAC Financial Group Inc.                              5.875%             Aa2          AA                  126,150
    1,218,400   Delphi Financial Group Inc.                             8.000%            Baa3         BBB               32,653,120
      158,005   EverestRe Capital Trust II                              6.200%            Baa1         BBB                3,758,939
       99,400   EverestRe Group Limited                                 7.850%            Baa1         BBB                2,648,016
        8,600   Financial Security Assurance Holdings                   6.875%             Aa2          AA                  222,568
       18,300   Financial Security Assurance Holdings                   6.250%             Aa2          AA                  469,029
      208,400   Hartford Capital Trust III, Series C                    7.450%            Baa1         BBB                5,370,468
       37,400   Hartford Life Capital Trust II, Series B                7.625%            Baa1         BBB                  966,416
       38,400   Lincoln National Capital Trust V, Series E              7.650%            Baa1         BBB                1,001,856
        3,500   Lincoln National Capital Trust VI                       6.750%            Baa1         BBB                   91,525
      557,500   MetLife Inc., Series B (a)                              6.500%            Baa1         BBB               14,037,850
      962,000   PartnerRe Limited, Series C                             6.750%            Baa1        BBB+               24,531,000
        2,600   PartnerRe Limited, Series D                             6.500%            Baa1        BBB+                   64,948
       81,300   PLC Capital Trust III                                   7.500%            Baa1        BBB+                2,110,548
       35,700   PLC Capital Trust IV                                    7.250%            Baa1        BBB+                  935,340
        6,000   PLC Capital Trust V                                     6.125%            Baa1        BBB+                  150,600


                                       15

                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                             Portfolio of INVESTMENTS June 30, 2005 (Unaudited)
                                                                                            RATINGS*
                                                                                       -------------------                   MARKET
       SHARES   DESCRIPTION(1)                                          COUPON         MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE (continued)

       37,400   Prudential plc                                          6.750%            Baa1           A           $      981,750
      325,410   RenaissanceRe Holdings Ltd., Series B                   7.300%            Baa2        BBB+                8,535,504
       12,000   RenaissanceRe Holdings Ltd., Series C                   6.080%            Baa2        BBB+                  288,600
       96,100   RenaissanceRe Holdings Ltd., Series A                   8.100%            Baa2        BBB+                2,521,664
       23,500   Safeco Capital Trust I (CORTS)                          8.700%            Baa2        BBB-                  630,035
       11,300   Safeco Capital Trust I, Series 2001-4, (CORTS)          8.750%            Baa2        BBB-                  299,337
       33,700   Safeco Capital Trust III (CORTS)                        8.072%            Baa2        BBB-                  911,248
       47,400   Safeco Corporation, Series 2001-7, (SATURNS)            8.250%            Baa2        BBB-                1,246,620
       40,600   Safeco Corporation, Series 2002-5, (SATURNS)            8.250%            Baa2        BBB-                1,070,622
       33,000   Torchmark Capital Trust I                               7.750%            Baa1          A-                  873,840
       74,000   W.R. Berkley Capital Trust, Series 2002-1, (CBTCS)      8.125%            Baa3        BBB-                  772,560
       86,700   XL Capital Ltd., Series A                               8.000%            Baa1        BBB+                2,306,220
      292,100   XL Capital Ltd., Series B                               7.625%            Baa1        BBB+                7,664,704

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 0.1%

       43,700   Viacom Inc.                                             7.300%              A3        BBB+                1,106,921

------------------------------------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES & UNREGULATED POWER - 0.2%

       49,100   Dominion CNG Capital Trust I                            7.800%            Baa1        BBB-                1,285,438
       56,100   Energy East Capital Trust I                             8.250%            Baa3        BBB-                1,472,625

------------------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.9%

      477,200   Nexen Inc.                                              7.350%            Baa3         BB+               12,583,764
        1,000   TransCanada Pipeline                                    8.250%              A3         BBB                   25,900

------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 12.2%

       10,700   AvalonBay Communities, Inc., Series H                   8.700%            Baa2         BBB                  299,600
        3,000   BRE Properties, Series B                                8.080%            Baa3        BBB-                   79,200
       22,500   BRE Properties, Series C                                6.750%            Baa3        BBB-                  563,850
      345,825   CarrAmerica Realty Corporation, SeriesE                 7.500%            Baa3        BBB-                8,946,493
       20,600   Developers Diversified Realty Corporation, Series F     8.600%             Ba1        BBB-                  545,282
      657,885   Developers Diversified Realty Corporation, Series G     8.000%             Ba1        BBB-               17,105,010
       72,600   Developers Diversified Realty Corporation, Series H     7.375%             Ba1        BBB-                1,839,684
       80,400   Duke Realty Corporation, Series L                       6.600%            Baa2         BBB                2,012,412
      208,656   Equity Office Properties Trust, Series G                7.750%            Baa3         BBB                5,575,288
        6,100   Equity Residential Properties Trust                     9.125%            Baa2         BBB                  154,513
       19,200   Equity Residential Properties Trust, Series C           9.125%            Baa2         BBB                  502,272
        9,900   Equity Residential Properties Trust, Series D           8.600%            Baa2         BBB                  263,637
      424,173   Equity Residential Properties Trust, Series N           6.480%            Baa2         BBB               10,608,567
        7,000   HRPT Properties Trust, Series A                         9.875%            Baa3        BBB-                  182,560
      309,400   HRPT Properties Trust, Series B                         8.750%            Baa3        BBB-                8,378,552
      755,483   Kimco Realty Corporation, Series F                      6.650%            Baa2        BBB+               19,287,481
       13,693   New Plan Excel Realty Trust, Series D                   7.800%            Baa3        BBB-                  704,762
      974,075   New Plan Excel Realty Trust, Series E                   7.625%              NR        BBB-               25,316,209
       32,982   Prologis Trust, Series C                                8.540%            Baa2         BBB                2,111,880
       13,600   Prologis Trust, Series G                                6.750%            Baa2         BBB                  346,528
       37,500   Public Storage Inc., Series E                           6.750%            Baa2        BBB+                  944,625
      159,800   Public Storage Inc., Series R                           8.000%            Baa2        BBB+                4,154,800
       34,900   Public Storage Inc., Series S                           7.875%            Baa2        BBB+                  904,608
       28,200   Public Storage Inc., Series T                           7.625%            Baa2        BBB+                  731,508
       29,200   Public Storage Inc., Series U                           7.625%            Baa2        BBB+                  763,580
       32,000   Public Storage Inc., Series V                           7.500%            Baa2        BBB+                  841,600
      186,500   Regency Centers Corporation                             7.450%            Baa3        BBB-                4,801,443
        7,000   Simon Property Group, Inc., Series G                    7.890%            Baa2         BBB                  376,460
       16,800   Vornado Realty Trust, Series G                          6.625%            Baa3        BBB-                  417,480
    1,461,445   Wachovia Preferred Funding Corporation                  7.250%              A2        BBB+               41,943,472
      707,700   Weingarten Realty Trust, Preferred Securities           6.750%            Baa1          A-               18,407,277

------------------------------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL - 0.0%

       11,900   Sherwin Williams Company, Series III, (CORTS)           7.250%              A2           A                  316,540


                                       16

                                                                                            RATINGS*
                                                                                       -------------------                   MARKET
       SHARES   DESCRIPTION(1)                                          COUPON         MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

                THRIFTS & MORTGAGE FINANCE - 4.0%

       96,300   Countrywide Capital Trust III (PPLUS)                   8.050%            Baa1        BBB+           $    2,558,691
    1,200,900   Countrywide Capital Trust IV                            6.750%            Baa1        BBB+               31,175,364
      184,300   Fannie Mae (a)                                          0.000%             Aa3         AA-               10,268,975
      143,300   Fannie Mae (a)                                          5.125%             Aa3         AA-                6,305,200
       90,200   Federal Home Loan Mortgage Corporation (a)              6.000%             Aa3         AA-                4,658,830
       20,600   Federal Home Loan Mortgage Corporation (a)              6.140%             Aa3          NR                1,032,575
       47,300   Federal Home Loan Mortgage Corporation (a)              5.100%             Aa3         AA-                2,043,360
        8,000   Federal Home Loan Mortgage Corporation (a)              5.000%             Aa3         AA-                  348,000

------------------------------------------------------------------------------------------------------------------------------------
                US AGENCY - 0.1%

       17,000   Federal Home Loan Mortgage Corporation (a)              5.300%             Aa3         AA-                  757,563

------------------------------------------------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES - 0.8%

       18,300   AT&T Wireless Services Equity, Series 2002-B (SATURNS)  9.250%            Baa2           A                  508,740
       31,300   AT&T Wireless, Series 2002-7 (CORTS)                    8.000%            Baa2           A                  839,623
       84,500   Telephone and Data Systems Inc.                         7.600%            Baa1          A-                2,175,875
       35,800   United States Cellular Corporation                      8.750%            Baa1          A-                  980,920
      271,600   United States Cellular Corporation                      7.500%            Baa1          A-                7,259,865
------------------------------------------------------------------------------------------------------------------------------------
                Total $25 Par (or similar) Securities (cost $745,121,049)                                               754,702,529
                --------------------------------------------------------------------------------------------------------------------

                CONVERTIBLE PREFERRED SECURITIES - 16.7% (11.3% OF TOTAL INVESTMENTS)

                AUTOMOBILES - 0.4%

      152,050   Ford Motor Company Capital Trust II                     6.500%             Ba1          B+                6,132,177

------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS - 1.0%

      108,560   Goldman Sachs Group Inc., Series EMC                    6.125%             Aa3          NR                1,460,783
       89,675   Lehman Brothers Holdings Inc., Series GIS               6.250%              A1           A                2,273,261
       53,200   State Street Corporation                                6.750%              NR         BB+               11,544,400

------------------------------------------------------------------------------------------------------------------------------------
                CHEMICALS - 0.9%

      133,290   Celanese Corporation                                    4.250%              NR          NR                3,265,605
      112,625   Huntsman Corporation                                    5.000%              NR          NR                5,192,013
       52,800   The Mosaic Company                                      7.500%            Caa1          NR                5,396,160

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 2.0%

   10,730,000   Fortis Insurance NV, 144A                               7.750%              A1          A+               11,789,588
       97,950   HSBC Finance Corporation                                8.875%              A1           A                4,112,921
      164,000   Sovereign Capital Trust IV, Convertible Security        4.375%             Ba1          BB                7,257,000
      105,800   Washington Mutual Inc., Unit 1 Trust                    5.375%            Baa1         BBB                5,605,919

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 0.3%

       97,375   Allied Waste Industries Inc.                            6.250%            Caa3           B                4,486,066

------------------------------------------------------------------------------------------------------------------------------------
                CONSTRUCTION MATERIALS - 0.3%

       85,800   TXI Capital Trust I                                     6.500%              B2          B-                4,135,560

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 0.7%

      217,900   Citigroup Global Markets                                2.000%             Aa1         AA-               10,543,745

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 1.6%

      213,350   DTE Energy Company                                      8.750%            Baa2        BBB-                5,378,554
      217,900   FPL Group Inc.                                          8.000%              NR          A-               14,078,519
       56,800   PNM Resources Inc.                                      6.750%            Baa3          NR                3,041,072

------------------------------------------------------------------------------------------------------------------------------------
                ENERGY EQUIPMENT & SERVICES - 0.1%

       25,000   Hanover Compressor Capital Trust                        7.250%            Caa1          B-                1,193,750

------------------------------------------------------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING - 0.1%

       90,465   Albertson's, Inc.                                       7.250%            Baa2         BBB                2,023,702

------------------------------------------------------------------------------------------------------------------------------------
                GAS UTILITIES - 0.2%

       39,750   Southern Union Company, Series B                        5.750%            Baa3          NR                2,891,415


                                       17

                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                             Portfolio of INVESTMENTS June 30, 2005 (Unaudited)
                                                                                            RATINGS*
                                                                                       -------------------                   MARKET
       SHARES   DESCRIPTION(1)                                          COUPON         MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOTELS, RESTAURANTS & LEISURE - 1.0%

      250,000   Host Marriott Financial Trust                           6.750%              B2        CCC+           $   14,375,000

------------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES - 0.3%

      106,675   Newell Financial Trust I                                5.250%            Baa3        BBB-                4,680,366

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 3.9%

       66,550   Conseco Inc., Series B                                  5.500%            Caa2          B-                1,830,125
      398,965   Genworth Financial Inc.                                 6.000%              A2           A               13,704,448
       61,200   Hartford Financial Services Group Inc.                  7.000%              NR          A-                4,235,040
      418,700   MetLife Inc., Convertible, Series B                     6.375%              NR          NR               10,978,314
       90,000   Phoenix Companies Inc.                                  7.000%              NR          NR                3,048,120
      166,000   Reinsurance Group of America Inc.                       5.750%            Baa2         BBB                9,885,300
      100,000   The Chubb Corporation                                   7.000%              NR           A                3,173,000
       65,000   UnumProvident Corporation                               8.250%             Ba1         BB+                2,337,400
      256,250   XL Capital Ltd                                          6.500%              A2           A                6,137,188

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 0.7%

      185,000   Emmis Communications Corporation, Series A              6.250%            Caa1        CCC+                7,738,550
       53,375   Interpublic Group Companies Inc., Series A              5.375%              NR          NR                2,396,538

------------------------------------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES & UNREGULATED POWER - 0.6%

       56,625   Aquila Inc.                                             6.750%              B2          B-                1,980,743
      133,155   Dominion Resources Inc.                                 8.750%            Baa1        BBB+                7,383,445

------------------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.9%

       40,125   Amerada Hess Corporation                                7.000%             Ba3          BB                3,676,654
        6,725   Chesapeake Energy Corporation, 144A                     4.125%              NR          NR                9,863,053

------------------------------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 0.4%

      126,150   Schering-Plough Corporation                             6.000%            Baa3         BBB                6,431,127

------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 0.6%

      165,000   Equity Office Properties Trust, Series B                5.250%            Baa2         BBB                8,452,950

------------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 0.7%

           81   Fannie Mae                                              5.375%             Aa3         AA-                7,865,460
       87,475   PMI Group Inc.                                          5.875%              A1           A                2,145,762
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Preferred Securities (cost $221,319,523)                                              244,120,793
                --------------------------------------------------------------------------------------------------------------------
    PRINCIPAL                                                                                         RATINGS*
AMOUNT (000)/                                                                                      --------------            MARKET
       SHARES   DESCRIPTION(1)                                          COUPON        MATURITY     MOODY'S    S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONVERTIBLE BONDS - 28.9% (19.5% OF TOTAL INVESTMENTS)


                AEROSPACE & DEFENSE - 0.4%

        2,900   AAR Corporation, 144A                                   2.875%         2/01/24          B2     BB-        2,867,375
        2,500   EDO Corporation, Convertible Subordinate Note           5.250%         4/15/07          NR      NR        2,587,500

------------------------------------------------------------------------------------------------------------------------------------
                AIRLINES - 0.2%

        2,625   Pinnacle Airlines Corporation, 144A                     3.250%         2/15/25          NR      NR        2,208,281

------------------------------------------------------------------------------------------------------------------------------------
                AUTOMOBILES - 0.6%

          785   Fleetwood Enterprises Inc., 144A                        5.000%        12/15/23          B2       B          896,863
      185,250   General Motors Corporation, Convertible Notes, Senior   4.500%         3/06/32        Baa3      BB        4,505,280
                 Debentures, Series A
      185,100   General Motors Corporation, Convertible Notes, Senior   5.250%         3/03/32        Baa3      BB        3,435,456
                 Debentures, Series B

------------------------------------------------------------------------------------------------------------------------------------
                BIOTECHNOLOGY - 1.0%

        1,320   CV Therapeutics Inc.                                    2.750%         5/16/12          NR      NR        1,857,900
        1,645   CV Therapeutics Inc.                                    3.250%         8/16/13          NR      NR        1,758,094
        4,500   Ivax Corporation, Convertible Bonds,144A                1.500%         3/01/24          NR      NR        4,612,500
        6,500   Ivax Corporation, Convertible Senior Subordinated Notes 4.500%         5/15/08          NR      NR        6,516,250


                                       18

    PRINCIPAL                                                                                         RATINGS*
AMOUNT (000)/                                                                                      --------------            MARKET
       SHARES   DESCRIPTION(1)                                          COUPON        MATURITY     MOODY'S    S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL SERVICES & SUPPLIES - 0.7%

        4,015   DST Systems Inc.                                        4.125%         8/15/23          NR      NR   $    4,592,156
        6,435   Electronic Data Systems, Convertible Senior             3.875%         7/15/23         Ba1    BBB-        6,145,425
                  Notes, 144A

------------------------------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS EQUIPMENT - 2.2%

        5,565   Comverse Technology Inc.                                0.000%         5/15/23          NR     BB-        7,686,656
        6,735   JDS Uniphase Corporation                                0.000%        11/15/10          NR      NR        5,202,788
       10,850   Liberty Media Corporation, Senior Debentures            3.500%         1/15/31        Baa3     BB+        9,656,500
                 Exchangeable for Motorola Common Stock
          625   Lucent Technologies Inc.                                2.750%         6/15/23          B1       B          679,688
        1,610   Lucent Technologies Inc., Series B                      2.750%         6/15/25          B1       B        1,813,263
        2,985   Nortel Networks Corp                                    4.250%         9/01/08          B3      B-        2,798,438
        3,355   Powerwave Technologies Inc.                             1.825%        11/15/24          NR      NR        3,715,663
        1,240   Powerwave Technologies Inc.                             1.875%        11/15/24          NR      NR        1,373,300

------------------------------------------------------------------------------------------------------------------------------------
                COMPUTERS & PERIPHERALS - 0.2%

        2,500   Mercury Computer Systems Inc.,144A                      2.000%         5/01/24          NR      NR        2,678,125

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER FINANCE - 0.5%

        6,900   Providian Financial Corporation, Convertible            3.250%         8/15/05          B2       B        6,917,250
                 Senior Notes

------------------------------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING - 0.2%

        3,400   Sealed Air Corporation, 144A                            3.000%         6/30/33        Baa3     BBB        3,378,750

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 0.1%

        1,990   Leucadia National Corporation, 144A                     3.750%         4/15/14         Ba3      B+        2,024,825

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 0.4%

        1,835   PG&E Corporation                                        9.500%         6/30/10          NR      NR        5,422,425
          755   Unisource Energy Corporation, 144A                      4.500%         3/01/35          NR      NR          769,156

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%

          255   Gateway Inc.                                            1.500%        12/31/09          NR      NR          193,163
        1,725   Gateway Inc., 144A                                      2.000%        12/31/11          NR      NR        1,280,813
        3,250   Gateway Inc., 144A                                      1.500%        12/31/09          NR      NR        2,461,875
        6,600   Solectron Corporation, Series B                         0.500%         2/15/34          B1      B+        4,958,250
        2,720   Vishay Intertechnology Inc.                             3.625%         8/01/23          B3      B+        2,614,600

------------------------------------------------------------------------------------------------------------------------------------
                ENERGY EQUIPMENT & SERVICES - 1.9%

        2,600   Cal Dive International Inc.                             3.250%        12/15/25          NR      NR        2,879,500
        6,275   Diamond Offshore Drilling Inc.                          1.500%         4/15/31          NR      A-        7,718,250
        2,325   Oil States International Inc., Series 144A              2.375%         7/01/25          NR      NR        2,418,000
        5,265   Pride International Inc.                                3.250%         5/01/33         Ba2     BB-        6,324,581
        7,000   Schlumberger Limited                                    2.125%         6/01/23          A1      A+        7,892,500
          510   Willbros Group Inc., 144A                               2.750%         3/15/24          NR      NR          460,913

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE EQUIPMENT & SUPPLIES - 0.9%

        4,315   Advanced Medical Optics                                 2.500%         7/15/24          B3       B        4,352,756
        8,835   Fisher Scientific International Inc.                    3.250%         3/01/24         Ba3     BB+        9,188,400

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE PROVIDERS & SERVICES - 0.5%

        3,100   Health Management Associates Inc.                       1.500%         8/01/23        Baa3    BBB+        3,363,500
        6,210   Roche Holdings Inc., 144A                               0.000%         7/25/21          NR      NR        4,299,804

------------------------------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS & LEISURE - 3.1%

       11,300   Carnival Corporation                                    1.132%         4/29/33          A3      A-        9,181,250
        2,550   Hilton Hotels Corporation                               3.375%         4/15/23        Baa3    BBB-        3,082,313
        5,400   Kerzner International Limited,144A                      2.375%         4/15/24          B2       B        6,088,500
       15,500   Royal Caribbean Cruises Limited, Senior Convertible     0.000%         2/02/21         Ba1     BB+        8,990,000
                  Liquid Yield Option Notes
        6,305   Scientific Games Corporation                            0.750%        12/01/24          B2      B+        6,840,925
        3,525   Six Flags Inc.                                          4.500%         5/15/15        Caa1     CCC        3,467,719
        5,830   Starwood Hotels and Resorts Worldwide Inc.              3.500%         5/16/23         Ba1     BB+        7,017,863


                                       19

                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                             Portfolio of INVESTMENTS June 30, 2005 (Unaudited)
    PRINCIPAL                                                                                         RATINGS*
AMOUNT (000)/                                                                                      --------------            MARKET
       SHARES   DESCRIPTION(1)                                          COUPON        MATURITY     MOODY'S    S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIAL CONGLOMERATES - 0.3%

        3,350   Tyco International Group SA, Convertible Notes, 144A    3.125%         1/15/23         Ba1     BBB   $    4,648,125

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 0.5%

        5,075   American Equity Investment Life Holding Company         5.250%        12/06/24          NR     BB+        5,658,625
        2,300   American International Group Inc.                       0.500%         5/15/07         Aa2      AA        2,162,000

------------------------------------------------------------------------------------------------------------------------------------
                INTERNET & CATALOG RETAIL - 0.1%

          220   Overstock.com, Inc.                                     3.750%        12/01/11          NR      NR          180,125
        2,030   Overstock.com, Inc.                                     3.750%        12/01/11          NR      NR        1,662,063

------------------------------------------------------------------------------------------------------------------------------------
                INTERNET SOFTWARE & SERVICES - 0.2%

        5,845   Open Solutions Inc., 144A                               1.467%         2/02/35          NR      NR        2,966,338

------------------------------------------------------------------------------------------------------------------------------------
                IT SERVICES - 0.4%

        5,390   Digital River Inc., 144A                                1.250%         1/01/24          NR      NR        5,356,313

------------------------------------------------------------------------------------------------------------------------------------
                LEISURE EQUIPMENT & PRODUCTS - 1.1%

        3,675   Collegiate Pacific Inc.                                 5.750%        12/01/09          NR      NR        3,403,969
        5,300   Hasbro Inc.                                             2.750%        12/01/21        Baa3    BBB-        5,849,875
        6,195   K2 Corporation, Convertible Notes, 144A                 5.000%         6/15/10          NR      NR        7,557,900

------------------------------------------------------------------------------------------------------------------------------------
                MACHINERY - 0.3%

        4,180   AGCO Corporation, Series B                              1.750%        12/31/33          B1     BB-        4,336,750

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 4.2%

      325,000   Comcast Corporation                                     2.000%        10/15/29         Ba1     BBB       13,942,500
        4,000   Echostar Communications Corporation, Convertible        5.750%         5/15/08          B2       B        3,990,000
                  Subordinated Notes
        3,400   Interpublic Group Companies Inc.                        4.500%         3/15/23        Baa3     BB-        4,058,750
        5,275   Liberty Media Corporation                               0.750%         3/30/23        Baa3     BB+        5,591,500
        8,250   Liberty Media Corporation, Senior Debentures,           3.250%         3/15/31        Baa3     BB+        6,352,500
                  Exchangeable for Class B Viacom Common Stock
        2,500   Lions Gate Entertainment Corporation, 144A              3.625%         3/15/25          NR      NR        2,528,125
        2,625   Lions Gate Entertainment Corporation, 144A              2.938%        10/15/24          NR      NR        2,857,969
          500   Sinclair Broadcast Group                                6.000%         9/15/12          NR      B-          421,250
        3,425   Sinclair Broadcast Group, Convertible Senior            4.875%         7/15/18          B3       B        3,125,313
                  Subordinated Notes, 144A
        2,600   Sirius Satellite Radio Inc.                             3.250%        10/15/11          NR     CCC        3,714,750
        6,100   The Walt Disney Company, Convertible Senior Notes       2.125%         4/15/23        Baa1      A-        6,290,625
       96,000   Tribune Company, Exchangeable Subordinated Debentures   2.000%         5/15/29        Baa1      A-        8,208,000

------------------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.9%

        6,295   Devon Energy Corporation                                4.900%         8/15/08        Baa2     BBB        7,105,481
        4,150   McMoran Exploration Corporation, Notes, 144A            6.000%         7/02/08          NR      NR        6,199,063

------------------------------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 2.6%

        1,380   Abgenix Inc., Senior Convertible Note, 144A             1.750%        12/15/11          NR      NR        1,235,100
        3,390   Alexion Pharmaceuticals Inc., 144A                      1.375%         2/01/12          NR      NR        3,212,025
        7,125   Allergan Inc., Convertible Senior Notes                 0.000%        11/06/22          A3       A        6,991,406
        7,050   Alza Corporation                                        0.000%         7/28/20         Aa1     AAA        6,327,375
        4,005   OSI Pharmaceuticals, Inc.                               3.250%         9/08/23          NR      NR        4,430,531
        3,275   Sepracor Inc.                                           0.000%        10/15/24          NR    CCC+        3,348,688
        1,475   Teva Pharmaceutical Finance, Series B                   0.250%         2/01/24          NR     BBB        1,469,469
        1,940   Valeant Pharmaceuticals International, 144A             4.000%        11/15/13          NR       B        1,670,825
        3,295   Valeant Pharmaceuticals International, 144A             3.000%         8/16/10          NR       B        2,837,819
        6,400   Wyeth, 144A                                             1.000%         1/15/24        Baa1       A        6,586,816

------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 0.2%

        2,725   Avatar Holdings Inc., 144A                              4.500%         4/01/24          NR      NR        3,024,750

------------------------------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 0.1%

          585   Yellow Roadway Corporation                              3.375%        11/25/23         Ba1    BBB-          813,881


                                       20

    PRINCIPAL                                                                                         RATINGS*
AMOUNT (000)/                                                                                      --------------            MARKET
       SHARES   DESCRIPTION(1)                                          COUPON        MATURITY     MOODY'S    S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                SEMICONDUCTORS & EQUIPMENT - 1.7%

        3,100   Agere Systems Inc.                                      6.500%        12/15/09          B3       B   $    3,138,750
        5,875   ASM International NV                                    4.250%        12/06/11          NR      B-        5,720,781
        4,890   ASM Lithography Holding NV                              5.750%        10/15/06          B2      NR        5,240,858
        4,000   FEI Company, Convertible Notes                          5.500%         8/15/08          NR      B-        3,975,000
        6,475   LSI Logic Corporation                                   4.000%         5/15/10         Ba3       B        6,410,250

------------------------------------------------------------------------------------------------------------------------------------
                SOFTWARE - 0.7%

        6,600   Mentor Graphics Corporation, Convertible                6.875%         6/15/07          NR      NR        6,567,000
                 Subordinated Notes
        3,350   Sybase Inc., 144A                                       1.750%         2/22/25          NR      NR        3,211,809

------------------------------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL - 1.3%

        7,500   Lowes Companies Inc.                                    0.861%        10/19/21          A2      A+        7,781,250
        6,000   Sonic Automotive Inc., Convertible Senior               5.250%         5/07/09          B3       B        5,850,000
                 Subordinated Notes
        6,000   The TJX Companies, Inc.                                 0.000%         2/13/21        Baa1      A-        4,980,000

------------------------------------------------------------------------------------------------------------------------------------
                TEXTILES & APPAREL - 0.3%

        4,800   Reebok International Limited, Series B                  2.000%         5/01/24        Baa3     BBB        5,052,000

------------------------------------------------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES - 0.3%

        3,125   NII Holdings Inc., 144A                                 2.875%         2/01/34          NR      NR        4,195,308
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Bonds (cost $406,664,354)                                                             423,414,982
                --------------------------------------------------------------------------------------------------------------------

                CORPORATE BONDS - 15.7% (10.6% OF TOTAL INVESTMENTS)

                AEROSPACE & DEFENSE - 0.2%

        3,500   K&F Acquisition Inc.                                    7.750%        11/15/14        Caa1      B-        3,596,250

------------------------------------------------------------------------------------------------------------------------------------
                AUTO COMPONENTS - 0.3%

        2,100   Affinia Group Inc.                                      9.000%        11/30/14        Caa1       B        1,774,500
        2,500   Tenneco Auto, Inc.                                     10.250%         7/15/13          B2      B-        2,837,500

------------------------------------------------------------------------------------------------------------------------------------
                AUTOMOBILES - 0.8%

        3,500   Ford Motor Company, Debentures                          7.700%         5/15/97        Baa3     BB+        2,770,681
        5,590   Ford Motor Company, Debentures                          9.980%         2/15/47        Baa3     BB+        5,430,797
        2,575   Keystone Automotive Operations Inc.                     9.750%        11/01/13          B3      B-        2,562,125

------------------------------------------------------------------------------------------------------------------------------------
                CHEMICALS - 0.6%

        2,000   Freeport McMoran Resources Inc.                         7.000%         2/15/08         Ba3      B+        2,107,500
        1,335   OM Group Inc.                                           9.250%        12/15/11        Caa1      B-        1,341,675
        3,000   Resolution Performance Products LLC                     8.000%        12/15/09          B2      B+        3,135,000
        1,500   Rockwood Specialties Group                              7.500%        11/15/14          B3      B-        1,496,250

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 0.1%

        1,000   Allied Waste North America                              7.875%         4/15/13          B2     BB-        1,027,500
          667   Allied Waste North America, Series B                    9.250%         9/01/12          B2     BB-          723,695

------------------------------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS EQUIPMENT - 0.4%

        7,057   Ciena Corporation                                       3.750%         2/01/08          B2       B        6,263,088

------------------------------------------------------------------------------------------------------------------------------------
                CONSTRUCTION MATERIALS - 0.2%

        2,500   Texas Industries Inc.                                  10.250%         6/15/11          B1     BB-        2,909,375

------------------------------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING - 0.5%

        1,520   Berry Plastics Corporation                             10.750%         7/15/12          B3      B-        1,666,300
        2,000   MDP Acquisitions plc, Senior Notes                      9.625%        10/01/12          B3      B-        2,010,000
        2,000   Owens-Brockway Glass Containers, Guaranteed             8.250%         5/15/13          B2       B        2,182,500
                  Senior Note
        2,000   Owens-Illinois Inc.                                     7.800%         5/15/18          B3       B        2,110,000


                                       21

                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                             Portfolio of INVESTMENTS June 30, 2005 (Unaudited)
    PRINCIPAL                                                                                         RATINGS*
AMOUNT (000)/                                                                                      --------------            MARKET
       SHARES   DESCRIPTION(1)                                          COUPON        MATURITY     MOODY'S    S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%

        2,000   INTELSAT Bermuda Limited, 144A                          8.250%         1/15/13          B2      B+   $    2,075,000
        1,500   Valor Telecommunications Enterprises LLC, 144A          7.750%         2/15/15          B1       B        1,481,250

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 0.2%

        3,000   Midwest Generation LLC                                  8.750%         5/01/34          B1       B        3,375,000

------------------------------------------------------------------------------------------------------------------------------------
                ENERGY EQUIPMENT & SERVICES - 0.1%

        1,500   Pride International Inc.                                7.375%         7/15/14         Ba2     BB-        1,653,750

------------------------------------------------------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING - 0.1%

        2,000   Stater Brothers Holdings Inc.                           8.125%         6/15/12          B1     BB-        1,960,000

------------------------------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS - 0.5%

        5,943   Dole Foods Company                                      7.875%         7/15/13          B2      B+        6,463,013
          356   Dole Foods Company                                      8.875%         3/15/11          B2      B+          381,810

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE EQUIPMENT & SUPPLIES - 0.3%

        4,000   Fisher Scientific International Inc.                    8.000%         9/01/13         Ba3     BB+        4,590,000

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE PROVIDERS & SERVICES - 0.5%

        1,500   Quintiles Transnational Corporation                    10.000%        10/01/13          B3       B        1,650,000
        2,000   Select Medical Corporation, 144A                        7.625%         2/01/15          B3      B-        1,990,000
        1,000   US Oncology Inc.                                        9.000%         8/15/12          B2      B-        1,075,000
        2,500   US Oncology Inc.                                       10.750%         8/15/14          B3      B-        2,737,500

------------------------------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS & LEISURE - 2.7%

        2,000   Boyd Gaming Corporation                                 8.750%         4/15/12          B1      B+        2,182,500
        2,000   Boyd Gaming Corporation                                 7.750%        12/15/12          B1      B+        2,147,500
        2,552   Dominos Inc.                                            8.250%         7/01/11          B2      B-        2,730,640
        1,500   Herbst Gaming Inc.                                      7.000%        11/15/14          B3      B-        1,518,750
        2,900   Intrawest Corporation                                   7.500%        10/15/13          B1      B+        2,990,625
        2,000   Landry's Restaurants Inc., Series B                     7.500%        12/15/14          B2       B        1,945,000
        1,600   Park Place Entertainment                                8.125%         5/15/11         Ba1     BB+        1,848,000
        2,500   Park Place Entertainment                                7.000%         4/15/13        Baa3    BBB-        2,787,500
        4,040   Park Place Entertainment                                7.875%        12/15/05         Ba1     BB+        4,110,700
        6,000   Penn National Gaming Inc., Senior Subordinated Notes    8.875%         3/15/10          B2       B        6,450,000
          750   Pinnacle Entertainment Inc.                             8.750%        10/01/13        Caa1      B-          798,750
        2,000   Pinnacle Entertainment Inc.                             8.250%         3/15/12        Caa1      B-        2,090,000
        2,000   Town Sports International Inc.                          9.625%         4/15/11          B2      B-        2,080,000
        4,000   Universal City Development Partners                    11.750%         4/01/10          B2      B-        4,610,000

------------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES - 0.8%

        2,000   K. Hovnanian Enterprises Inc., Senior Subordinated Notes 8.875%        4/01/12         Ba2      B+        2,175,000
        3,000   KB Home                                                 8.625%        12/15/08         Ba2     BB-        3,267,369
        5,175   Technical Olympic USA Inc., Senior Subordinated Notes  10.375%         7/01/12          B2      B-        5,433,750

------------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS - 0.1%

        1,650   Central Garden & Pet Company                            9.125%         2/01/13          B1      B+        1,782,000

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 0.1%

        2,000   Fairfax Financial Holdings Ltd                          7.750%         4/26/12         Ba3      BB        1,910,000

------------------------------------------------------------------------------------------------------------------------------------
                IT SERVICES - 0.2%

        2,500   Global Cash Access LLC                                  8.750%         3/15/12        Caa1      B-        2,731,250

------------------------------------------------------------------------------------------------------------------------------------
                MACHINERY - 0.5%

        1,220   Terex Corporation, Senior Subordinated Notes           10.375%         4/01/11          B3       B        1,329,800
        6,095   Terex Corporation, Senior Subordinated Notes            9.250%         7/15/11          B3       B        6,643,550

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 3.2%

        4,000   Allbritton Communications Company, Series B             7.750%        12/15/12          B3      B-        3,960,000
        2,000   American Media Operations Inc.                          8.875%         1/15/11        Caa1    CCC+        1,905,000
        4,180   American Media Operations Inc., Series B               10.250%         5/01/09        Caa1    CCC+        4,200,900


                                       22

    PRINCIPAL                                                                                         RATINGS*
AMOUNT (000)/                                                                                      --------------            MARKET
       SHARES   DESCRIPTION(1)                                          COUPON        MATURITY     MOODY'S    S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MEDIA (continued)

        5,000   Cablevision Systems Corporation                         7.250%         7/15/08          B1     BB-   $    5,037,500
        1,000   Cablevision Systems Corporation, Series B               8.125%         8/15/09          B1     BB-        1,017,500
        2,750   Canwest Media Incorporated                              7.625%         4/15/13         Ba3      B-        2,956,250
        2,000   Charter Communications Operating LLC, 144A              8.000%         4/30/12          B2      B-        2,000,000
        1,000   DIRECTV Holdings LLC, 144A                              6.375%         6/15/15         Ba2     BB-        1,000,000
        1,500   Loews Cineplex Entertainment Corporation, 144A          9.000%         8/01/14          B3    CCC+        1,458,750
        2,800   Mail-Well I Corporation, Senior Unsecured Note, 144A    9.625%         3/15/12          B1      B+        3,038,000
        1,950   Panamsat Corporation                                    9.000%         8/15/14          B1      B+        2,137,688
        6,000   Primedia Inc., Senior Notes                             8.875%         5/15/11          B2       B        6,315,000
        5,550   Vertis Inc.                                             9.750%         4/01/09          B3     CCC        5,799,750
        4,000   Young Broadcasting Inc., Senior Subordinated Notes     10.000%         3/01/11        Caa1     CCC        3,820,000

------------------------------------------------------------------------------------------------------------------------------------
                METALS & MINING - 0.1%

        2,000   Chaparral Steel Company, 144A (WI, settling 7/06/05)   10.000%         7/15/13          B1       B        2,020,000

------------------------------------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES & UNREGULATED POWER - 0.1%

        1,500   NRG Energy Inc., 144A                                   8.000%        12/15/13          B1       B        1,590,000

------------------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.5%

        2,400   Baytex Energy Ltd                                       9.625%         7/15/10          B3      B-        2,505,000
        2,345   Chesapeake Energy Corporation                           7.750%         1/15/15         Ba3     BB-        2,544,325
          250   Tesoro Petroleum Corporation                            8.000%         4/15/08         Ba2    BBB-          265,000
        2,000   Tesoro Petroleum Corporation, Senior Subordinated       9.625%        11/01/08          B2     BB-        2,135,000
                 Notes, Series B

------------------------------------------------------------------------------------------------------------------------------------
                PAPER & FOREST PRODUCTS - 0.5%

        2,000   Georgia Pacific Corporation, Debentures                 7.700%         6/15/15         Ba3     BB+        2,290,000
        5,000   Georgia Pacific Corporation, Notes                      8.125%         5/15/11         Ba3     BB+        5,662,500

------------------------------------------------------------------------------------------------------------------------------------
                PERSONAL PRODUCTS - 0.1%

        1,500   Prestige Brands Inc.                                    9.250%         4/15/12          B3      B-        1,563,750

------------------------------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 0.1%

        1,000   Alpharma Inc., 144A                                     8.625%         5/01/11          B3      B-          982,500

------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 0.2%

        1,625   CB Richard Ellis Services Inc.                          9.750%         5/15/10         Ba3     BB-        1,811,873
        1,000   TruStreet Properties Inc., 144A                         7.500%         4/01/15          B1      B+        1,027,500
          500   Ventas Realty LP, 144A                                  7.125%         6/01/15         Ba3      BB          522,500

------------------------------------------------------------------------------------------------------------------------------------
                ROAD AND RAIL - 0.3%

        1,000   Greenbrier Companies Inc., 144A                         8.375%         5/15/15          B1      B+        1,022,500
        3,000   Laidlaw International Inc.                             10.750%         6/15/11          B1      B+        3,515,040

------------------------------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL - 0.9%

        4,100   Asbury Automotive Group Inc.                            9.000%         6/15/12          B3       B        4,212,750
        2,000   Movie Gallery Inc., 144A                               11.000%         5/01/12          B2      B-        2,110,000
        5,000   Warnaco Inc., Senior Notes                              8.875%         6/15/13          B1     BB-        5,550,000

------------------------------------------------------------------------------------------------------------------------------------
                TEXTILES & APPAREL - 0.2%

        3,000   Jostens IH Corporation                                  7.625%        10/01/12          B3      B-        2,977,500

------------------------------------------------------------------------------------------------------------------------------------
                TRADING COMPANIES & DISTRIBUTORS - 0.1%

        2,000   United Rentals North America Inc.                       6.500%         2/15/12          B2     BB-        1,977,500
------------------------------------------------------------------------------------------------------------------------------------
                Total Corporate Bonds (cost $225,726,673)                                                               229,871,319
                --------------------------------------------------------------------------------------------------------------------

                CAPITAL PREFERRED SECURITIES - 33.1% (22.4% OF TOTAL INVESTMENTS)

                CAPITAL MARKETS - 5.3%

        2,500   Ahmanson Capital Trust I, 144A                          8.360%        12/01/26        Baa1     BBB        2,723,213
        1,000   BT Capital Trust, Series B1                             7.900%         1/15/27          A2      A-        1,075,703
        4,850   BT Institutional Capital Trust A,144A                   8.090%        12/01/26          A2      A-        5,242,035
        3,000   BT Institutional Capital Trust B,144A                   7.750%        12/01/26          A2      A-        3,224,070
        1,250   C.A. Preferred Fund Trust II                            7.000%        10/30/49          A1       A        1,319,238


                                       23

                        Nuveen Preferred and Convertible Income Fund (JPC) (continued)
                             Portfolio of INVESTMENTS June 30, 2005 (Unaudited)
    PRINCIPAL                                                                                         RATINGS*
AMOUNT (000)/                                                                                      --------------            MARKET
       SHARES   DESCRIPTION(1)                                          COUPON        MATURITY     MOODY'S    S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL MARKETS (continued)

       27,500   C.A. Preferred Funding Trust                            7.000%         1/30/49          A1       A   $   28,772,150
        3,000   First Security Capital I                                8.410%        12/15/26         Aa2       A        3,278,808
       20,000   M&I Capital Trust A                                     7.650%        12/01/26          A2    BBB+       21,938,800
        1,000   Mellon Capital II, Series B                             7.995%         1/15/27          A2      A-        1,082,593
        8,000   UBS Preferred Funding Trust I                           8.622%        10/29/49          A1     AA-        9,515,240

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 17.2%

        3,000   AB Svensk Exportkredit, 144A                            6.375%        10/27/49         Aa3     AA-        3,116,814
        9,500   Abbey National Capital Trust I                          8.963%        12/30/49          A2      A-       13,898,177
        6,500   AgFirst Farm Credit Bank                                7.300%        12/15/53          NR      NR        6,939,407
        3,000   Bank One Capital III                                    8.750%         9/01/30          A1      A-        4,269,618
        1,000   BankAmerica Capital II, Series 2                        8.000%        12/15/26         Aa3       A        1,081,465
        6,000   BankBoston Capital Trust I, Series B                    8.250%        12/15/26         Aa3       A        6,518,190
        2,000   BanPonce Trust I, Series A                              8.327%         2/01/27        Baa1    BBB-        2,159,704
       13,030   Barclays Bank plc, 144A                                 8.550%         6/15/49         Aa3      A+       15,694,857
           15   BBVA Privanza International Gibraltar, 144A             7.764%         9/30/47          A1      NR       15,637,500
        3,000   Centura Capital Trust I, 144A                           8.845%         6/01/27          A2    BBB+        3,352,053
        1,500   DBS Capital Funding Corporation, 144A                   7.657%         3/15/49          A1      A-        1,721,148
        1,000   First Chicago NBD Institutional Capital, 144A           7.950%        12/01/26          A1      NR        1,080,860
        6,200   First Empire Capital Trust I                            8.234%         2/01/27        Baa1     BBB        6,702,200
        2,000   First Midwest Bancorp Inc.                              6.950%        12/01/33        Baa2    BBB-        2,310,800
        2,400   HSBC Capital Funding LP, 144A                           9.547%        12/31/49          A1      A-        2,927,309
        5,750   HSBC Capital Funding LP, Debt                          10.176%         6/30/50          A1      A-        9,228,583
       11,000   KBC Bank Fund Trust III, 144A                           9.860%        11/02/49          A2      A-       13,269,685
        1,000   KeyCorp Capital II                                      6.875%         3/17/29          A3     BBB        1,131,248
        6,300   KeyCorp Institutional Capital Trust A                   7.826%        12/01/26          A3     BBB        6,807,528
       18,600   Lloyds TSB Bank plc, Subordinated Note                  6.900%        11/22/49         Aa2      A+       19,443,677
        5,000   NB Capital Trust IV                                     8.250%         4/15/27         Aa3       A        5,469,975
        1,000   North Fork Capital Trust I, Capital Securities          8.700%        12/15/26          A3    BBB-        1,088,009
       12,000   North Fork Capital Trust II                             8.000%        12/15/27          A3    BBB-       13,181,148
        1,000   Popular North American Capital Trust I                  6.564%         9/15/34        Baa1    BBB-        1,115,317
       16,500   RBS Capital Trust B                                     6.800%        12/31/49          A1       A       17,077,748
          100   Reliance Capital Trust I, Series B                      8.170%         5/01/28          NR      NR          111,746
        3,250   Royal Bank of Scotland Group plc                        7.648%         8/31/49          A1       A        4,146,240
        2,365   SocGen Real Estate Company LLC, 144A                    7.640%        12/29/49          A1       A        2,532,054
        8,000   Sparebanken Rogaland, Notes, 144A                       6.443%         5/01/49        Baa1      NR        8,301,648
       10,500   St. George Funding Company LLC                          8.485%         6/30/17        Baa1      NR       11,829,458
        1,650   Swedbank Forenings Sparbanken AB, 144A                  9.000%        12/29/49          A2    BBB+        1,951,650
        2,000   Unicredito Italiano Capital Trust, 144A                 9.200%        10/05/49          A1       A        2,403,984
          300   Union Planters Preferred Fund, 144A                     7.750%         7/15/53          A2    BBB+       34,406,250
          100   Wachovia Capital Trust I, Capital Securities, 144A      7.640%         1/15/27          A1      A-          108,021
        3,800   Washington Mutual Capital Trust I                       8.375%         6/01/27        Baa1     BBB        4,249,958
        5,000   Zions Institutional Capital Trust, Series A             8.536%        12/15/26        Baa1     BBB        5,471,860

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 4.6%

        7,750   BNP Paribas Capital Trust                               7.200%        12/31/49          A1      A+        8,086,242
       18,125   Chase Capital Trust I, Series A                         7.670%        12/01/26          A1      A-       19,520,915
       36,000   HBOS Capital Funding LP, Notes                          6.850%         3/01/49          A1       A       37,324,044
        2,800   Old Mutual Capital Funding, Notes                       8.000%         6/22/53        Baa2      NR        2,965,595

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%

        9,957   Centaur Funding Corporation, Series B, 144A             9.080%         4/21/20        Baa1    BBB+       13,563,301

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 3.5%

          250   Allstate Financing II                                   7.830%        12/01/45          A2      A-          269,391
        2,300   American General Capital II                             8.500%         7/01/30         Aa3      A+        3,205,607
       18,596   Berkeley Capital Trust                                  8.197%        12/15/45        Baa3    BBB-       19,313,954
        4,000   Mangrove Bay, Class 3, 144A                             6.102%         7/15/33        Baa1    BBB+        4,124,068
        1,000   MIC Financing Trust I                                   8.375%         2/01/27          A1      A+        1,048,414
        7,250   Prudential plc                                          6.500%         6/29/49        Baa1       A        7,313,372
        9,500   Sun Life Canada Capital Trust, Capital Securities, 144A 8.526%         5/06/47          A1      A+       10,447,711
        5,000   Zurich Capital Trust I, 144A                            8.376%         6/01/37        Baa2      A-        5,531,910


                                       24

    PRINCIPAL                                                                                         RATINGS*
AMOUNT (000)/                                                                                      --------------            MARKET
       SHARES   DESCRIPTION(1)                                          COUPON        MATURITY     MOODY'S    S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                 OIL, GAS & CONSUMABLE FUELS - 0.6%

        1,200   KN Capital Trust I, Preferred Securities                8.560%         4/15/27        Baa3     BB+   $    1,315,577
        6,110   KN Capital Trust III                                    7.630%         4/15/28        Baa3     BB+        7,172,572

------------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 1.0%

       12,250   Dime Capital Trust I, Series A                          9.330%         5/06/27        Baa1     BBB       13,607,811
        1,000   Great Western Financial Trust II, Series A              8.206%         2/01/27        Baa1     BBB        1,086,690
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Preferred Securities (cost $480,528,268)                                                  484,804,913
                --------------------------------------------------------------------------------------------------------------------

                REPURCHASE AGREEMENTS - 1.5% (1.0% OF TOTAL INVESTMENTS)

$      21,944   State Street Bank, 2.600%, dated 6/30/05, due 7/01/05, repurchase price $21,945,097, collateralized by
=============     $15,495,000, U.S. Treasury Bonds, 8.125%, due 8/15/19, value $22,382,822                               21,943,512
                --------------------------------------------------------------------------------------------------------------------
                Total Repurchase Agreements (cost $21,943,512)                                                           21,943,512
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $2,108,500,294) - 148.0%                                                      2,166,129,469
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.4%                                                                      5,644,419
                --------------------------------------------------------------------------------------------------------------------
                FundPreferred Shares, at Liquidation Value - (48.4)%                                                   (708,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $1,463,773,888
                ====================================================================================================================

                INTEREST RATE SWAP CONTRACTS OUTSTANDING AT JUNE 30, 2005:
                                                          NOTIONAL                                    TERMINATION        UNREALIZED
                COUNTERPARTY                                AMOUNT     FIXED RATE   FLOATING RATE**          DATE      APPRECIATION
                -------------------------------------------------------------------------------------------------------------------
                JPMorgan                               $71,000,000         1.9735%         3.2800%        1/22/06        $  728,461
                JPMorgan                                71,000,000         3.3950          3.1500         7/06/06           315,060
                Morgan Stanley                          71,000,000         2.5670          3.2800         1/22/07         1,482,152
                JPMorgan                                71,000,000         2.9935          3.2800         1/22/08         1,750,259
                Morgan Stanley                          71,000,000         3.4060          3.2800         1/22/09         1,515,269
                --------------------------------------------------------------------------------------------------------------------
                                                                                                                         $5,791,201
                ====================================================================================================================

                     (1) All percentages shown in the Portfolio of Investments
                         are based on net assets applicable to Common shares unless otherwise noted.

                       * Ratings below Baa by Moody's Investor Service, Inc. or
                         BBB by Standard and Poor's Group are considered to be below investment grade.

                      ** Based on LIBOR (London Interbank Offered Rate)

                     (a) Security is eligible for the Dividends Received
                         Deduction.

                    144A 144A securities are those which are exempt from
                         registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                 (CBTCS) Corporate Backed Trust Certificates.

                 (CORTS) Corporate Backed Trust Securities.

                 (PCARS) Public Credit and Repackaged Securities.

                 (PPLUS) PreferredPlus Trust.

               (SATURNS) Structured Asset Trust Unit Repackaging.

                      NR Security is not rated.

                      WI Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                        Nuveen Preferred and Convertible Income Fund 2 (JQC)
                        Portfolio of
                                INVESTMENTS June 30, 2005 (Unaudited)
                                                                                                                             MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 0.5% (0.4% OF TOTAL INVESTMENTS)

                DIVERSIFIED FINANCIAL SERVICES - 0.3%

      143,223   Gabelli Asset Management Inc.                                                                        $    6,329,024
------------------------------------------------------------------------------------------------------------------------------------
                SOFTWARE - 0.2%

      172,555   Computer Associates International Inc.                                                                    4,741,812
------------------------------------------------------------------------------------------------------------------------------------

                 Total Common Stocks (cost $11,782,712)                                                                  11,070,836
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            RATINGS*
                                                                                       -------------------                   MARKET
       SHARES   DESCRIPTION(1)                                          COUPON         MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

                $25 PAR (OR SIMILAR) SECURITIES - 49.6% (33.8% OF TOTAL INVESTMENTS)

                AUTOMOBILES - 0.0%

        3,000   DaimlerChrysler AG (CORTS)                              7.875%              A3         BBB                   78,000
        2,200   DaimlerChrysler Corp. (PPLUS)                           7.250%              A3         BBB                   56,100

------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS - 4.1%

      113,300   Bear Stearns Capital Trust III                          7.800%              A2         BBB                2,934,470
       27,000   BNY Capital Trust IV, Series E                          6.875%              A1          A-                  681,750
      306,984   BNY Capital Trust V, Series F                           5.950%              A1          A-                7,720,648
      204,700   Compass Capital Trust III                               7.350%              A3        BBB-                5,322,200
       31,000   CSFB USA, Series 2002-10 (SATURNS)                      7.000%             Aa3          A+                  809,100
       49,000   First Union Capital II, Series II (CORTS)               7.500%              A1          A-                1,287,230
       22,600   First Union Institutional Capital II (CORTS)            8.200%              A1          A-                  622,856
       18,800   First Union Institutional Capital II,                   7.500%              A1          A-                  479,024
                  Series III (CORTS)
       12,300   Goldman Sachs Group Inc., Series 2003-06 (SATURNS)      6.000%             Aa3          A+                  304,487
       22,000   JPMorgan Chase Capital Trust IX, Series I               7.500%              A1          A-                  572,220
      198,350   Lehman Brothers Holdings Inc., Series C (a)             5.940%              NR        BBB+               10,066,263
       96,800   Lehman Brothers Holdings Inc., Series D (a)             5.670%              A3        BBB+                4,840,000
      425,000   Lehman Brothers Holdings Inc., Series F (a)             6.500%              A3        BBB+               11,028,750
      247,400   Merrill Lynch Capital Trust                             7.000%              A1          A-                6,504,146
       47,800   Merrill Lynch Preferred Capital Trust                   7.750%              A1          A-                1,252,360
      188,800   Merrill Lynch Preferred Capital Trust IV                7.120%              A1          A-                4,993,760
      283,400   Merrill Lynch Preferred Capital Trust V                 7.280%              A1          A-                7,586,618
      117,580   Morgan Stanley (PPLUS)                                  7.050%             Aa3          A+                3,051,201
      211,850   Morgan Stanley Capital Trust II                         7.250%              A1          A-                5,482,678
      203,200   Morgan Stanley Capital Trust III                        6.250%              A1          A-                5,108,448
      137,900   Morgan Stanley Capital Trust IV                         6.250%              A1          A-                3,468,185
       21,900   Safeco Capital Trust I (CORTS)                          8.750%            Baa2        BBB-                  665,651
       16,800   Safeco Capital Trust IV (CORTS)                         8.375%            Baa2        BBB-                  461,076
       14,400   UBS Preferred Funding Trust III                         7.250%              A1         AA-                  371,520

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 10.7%

      301,600   Abbey National plc                                      7.375%              A2          A-                7,938,112
       53,700   Abbey National plc, Series B                            7.250%              A1          A-                1,385,460
       34,200   Abbey National plc, Series B                            7.375%              A2           A                  916,560
      863,770   ABN AMRO Capital Fund Trust V                           5.900%              A2           A               21,015,524
       80,779   ABN AMRO Capital Fund Trust VI                          6.250%              A2           A                2,064,711
       17,021   ABN AMRO Capital Trust Fund VII                         6.080%              A2           A                  422,972
      113,900   ASBC Capital I                                          7.625%            Baa1        BBB-                3,018,350
      203,410   BAC Capital Trust I                                     7.000%             Aa3           A                5,250,012
      560,200   BAC Capital Trust II                                    7.000%             Aa3           A               14,593,210
      163,900   BAC Capital Trust III                                   7.000%             Aa3           A                4,297,458
    1,010,000   Banco Santander                                         6.410%              A2        BBB+               25,502,500


                                       26

                                                                                            RATINGS*
                                                                                       -------------------                   MARKET
       SHARES   DESCRIPTION(1)                                          COUPON         MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL BANKS (continued)

       71,750   Banco Totta & Acores Finance, Series A                  8.875%              A3          NR           $    1,910,344
       20,400   BancWest Capital I                                      9.500%              A3          A-                  524,892
       13,400   Banesto Holdings, Series A, 144A                       10.500%              A2          NR                  417,913
      167,700   Bank One Capital Trust VI                               7.200%              A1          A-                4,373,616
       52,800   BankNorth Capital Trust II                              8.000%              A3         BB+                1,386,528
      145,900   Chittenden Capital Trust I                              8.000%            Baa1         BB+                3,848,842
      146,500   Cobank ABC, 144A (a)                                    7.000%              NR          NR                8,073,469
      110,200   Comerica Capital Trust I                                7.600%              A3        BBB+                2,832,140
       18,900   Fleet Capital Trust II (CORTS)                          8.000%             Aa3           A                  486,675
      512,200   Fleet Capital Trust VII                                 7.200%             Aa3           A               13,194,272
      430,300   Fleet Capital Trust VIII                                7.200%             Aa3           A               11,170,588
       36,000   KeyCorp (PCARS)                                         7.500%              A3          NR                  932,400
      105,400   KeyCorp Capital Trust V                                 5.875%              A3         BBB                2,612,866
       29,600   KeyCorp, Series 2001-7 (CORTS)                          7.750%              A3         BBB                  779,368
       34,500   KeyCorp, Series B (CORTS)                               8.250%              A3         BBB                  881,130
       86,100   National Commerce Capital Trust II                      7.700%              A1          A-                2,246,349
       63,900   National Westminster Bank plc, Series A                 7.875%             Aa2          A+                1,655,010
       21,700   ONB Capital Trust II                                    8.000%            Baa2         BB+                  582,645
       54,200   PNC Capital Trust                                       6.125%              A3         BBB                1,370,176
       26,000   Regions Finance Trust I                                 8.000%              A2        BBB+                  665,080
      270,700   Royal Bank of Scotland Group plc, Series L              5.750%              A1           A                6,583,424
      156,100   SunTrust Capital Trust IV                               7.125%              A1          A-                4,027,380
      109,100   SunTrust Capital Trust V                                7.050%              A1          A-                2,823,508
      664,800   USB Capital Trust III                                   7.750%             Aa3          A-               17,244,912
      337,800   USB Capital Trust IV                                    7.350%             Aa3          A-                8,823,336
      298,600   USB Capital Trust V                                     7.250%             Aa3          A-                7,763,600
       39,100   VNB Capital Trust I                                     7.750%            Baa1         BBB                1,016,600
       47,600   Washington Mutual Capital Trust I,                      7.650%            Baa1         BBB                1,230,460
                  Series 2001-22, Class A-1 (CORTS)
       40,000   Wells Fargo Capital Trust IV                            7.000%             Aa2           A                1,042,800
      480,300   Wells Fargo Capital Trust V                             7.000%             Aa2           A               12,410,952
      112,800   Wells Fargo Capital Trust VI                            6.950%             Aa2          A-                2,949,720
      236,550   Wells Fargo Capital Trust VII                           5.850%             Aa2           A                5,913,750
      117,800   Zions Capital Trust B                                   8.000%            Baa1        BBB-                3,151,150

------------------------------------------------------------------------------------------------------------------------------------
                COMPUTERS & PERIPHERALS - 0.1%

       17,000   IBM Inc. (CORTS)                                        7.125%              A1          A+                  434,350
       28,200   IBM Inc., Series 2001-1 (SATURNS)                       7.125%              A1          A+                  724,740
       11,100   IBM Trust II (CORTS)                                    7.125%              A1          A+                  286,380
        4,200   IBM Trust III (CORTS)                                   7.200%              A1          A+                  107,814
       18,600   IBM Trust IV (CORTS)                                    7.000%              A1          A+                  491,970

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER FINANCE - 0.8%

       40,900   Household Capital Trust VI                              8.250%              A2        BBB+                1,060,537
       98,900   Household Capital Trust VII                             7.500%              A2        BBB+                2,587,224
       62,200   HSBC Finance Corporation                                6.875%              A1           A                1,638,970
       18,300   SLM Corporation                                         6.000%              A2           A                  457,500
      174,000   SLM Corporation, Series A (a)                           6.970%            Baa1        BBB+                9,939,750

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 5.3%

       13,800   BBVA Preferred Capital Ltd., Series B                   7.750%              A1          A-                  355,626
       26,700   CIT Group Incorporated (CORTS)                          7.750%              A3        BBB+                  735,585
      268,800   Citigroup Capital Trust IX                              6.000%             Aa2           A                6,754,944
      193,600   Citigroup Capital Trust VII                             7.125%             Aa2           A                5,021,984
    1,073,422   Citigroup Capital Trust VIII                            6.950%             Aa2           A               27,522,540
       24,000   Citigroup Inc., Series H (a)                            6.231%             Aa3          NR                1,280,880
        2,800   Citigroup, Series CIT (CORTS)                           6.750%              A3        BBB+                   72,800
       40,100   General Electric Capital Corporation                    6.625%             Aaa         AAA                1,052,625
        2,300   Goldman Sachs Group Incorporated,                       6.000%              A1          A-                   56,764
                  Series 2004-04 (SATURNS)
      755,475   ING Group NV                                            7.050%              NR          A-               19,755,671
      584,220   ING Group NV                                            7.200%              A2          A-               15,394,197
       43,200   JPM Capital Trust (CORTS)                               7.200%              A2          A-                1,132,704
        9,900   JPM Capital Trust I, Series 2001-1, Class A-1 (CORTS)   7.850%              A1          A-                  259,776


                                       27

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                             Portfolio of INVESTMENTS June 30, 2005 (Unaudited)
                                                                                            RATINGS*
                                                                                       -------------------                   MARKET
       SHARES   DESCRIPTION(1)                                          COUPON         MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES (continued)

       71,965   JPMorgan Chase & Company (PCARS)                        7.125%              A2          A-           $    1,849,141
      712,420   JPMorgan Chase Capital Trust X                          7.000%              A1          NR               18,522,920
       32,200   JPMorgan Chase Capital Trust XVI                        6.350%              A1          A-                  815,948
       73,600   JPMorgan Chase Trust, Series 2002-6, Class A (SATURNS)  7.125%              A1          A-                1,940,096
       71,500   Merrill Lynch Capital Trust II                          8.000%              A1          A-                1,912,625
      124,740   Royal Bank of Scotland Group plc, Series N              6.350%              A1           A                3,164,654

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%

       37,900   BellSouth Capital Funding (CORTS)                       7.100%              A1           A                  995,633
       25,800   BellSouth Corporation (CORTS)                           7.000%             Aa3           A                  659,448
       49,200   BellSouth Corporation, Series 2001-3 (SATURNS)          7.125%              A2           A                1,258,536
       30,800   BellSouth Inc. (CORTS)                                  7.000%              A2           A                  799,260
       71,000   BellSouth Telecommunications (PPLUS)                    7.300%             Aa3           A                1,819,375
       60,600   Deutsche Telekom International Finance B.V.,            7.875%              A3          A-                1,561,056
                  Series 2001-24, Class A-1 (CORTS)
       59,500   SBC Communications Inc.                                 7.000%              A2           A                1,523,795
       27,300   Verizon Communications (CORTS)                          7.625%              A2          A+                  716,625
       48,100   Verizon Communications (CORTS)                          7.375%              A2          A+                1,273,688
       50,700   Verizon New England Inc., Series B                      7.000%              A2          NR                1,326,312
       30,300   Verizon South Inc., Series F                            7.000%              A2          A+                  782,649

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 0.8%

        5,000   Consolidated Edison Company                             7.250%              A2          A-                  132,900
       16,300   Consolidated Edison Company of New York Inc.            7.500%              A1           A                  420,866
       21,100   DTE Energy Trust I                                      7.800%            Baa3         BB+                  552,187
       27,400   Entergy Louisiana Inc.                                  7.600%            Baa1          A-                  718,154
        7,300   Entergy Mississippi Inc.                                7.250%            Baa2          A-                  191,954
        3,000   Georgia Power Capital Trust V                           7.125%              A3        BBB+                   78,360
      130,000   Interstate Power and Light Company (a)                  7.100%            Baa3        BBB-                3,558,750
       11,300   Mississippi Power Capital Trust II                      7.200%              A2        BBB+                  290,410
        4,500   National Rural Utilities Cooperative Finance            7.600%              A3        BBB+                  115,515
                  Corporation
       41,200   National Rural Utilities Cooperative Finance            6.100%              A3        BBB+                1,034,120
                  Corporation
      138,200   National Rural Utilities Cooperative Finance            5.950%              A3        BBB+                3,392,119
                  Corporation
       33,600   Northern States Power Company                           8.000%              A3        BBB-                  893,760
       32,200   Southern Company Capital Trust I (CORTS)                7.375%            Baa1        BBB+                  844,445
       14,700   Southern Company Capital Trust I (CORTS)                8.190%            Baa1        BBB+                  414,540
       13,100   Southern Company Capital Trust VI                       7.125%            Baa1        BBB+                  347,150
        3,400   Tennessee Valley Authority, Series A                    3.064%             Aaa         AAA                   86,530
      122,500   Virginia Power Capital Trust                            7.375%            Baa1        BBB-                3,248,700

------------------------------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS - 0.4%

       75,000   Dairy Farmers of America Inc., 144A (a)                 7.875%             Ba1        BBB-                7,860,938

------------------------------------------------------------------------------------------------------------------------------------
                GAS UTILITIES - 0.1%

       75,300   AGL Capital Trust II                                    8.000%            Baa2         BBB                1,949,517

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE PROVIDERS & SERVICES - 0.8%

      587,500   Aetna Incorporated                                      8.500%            Baa1        BBB+               15,339,625

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL CONGLOMERATES - 0.0%

        3,000   General Electric Company (CORTS)                        6.800%             Aaa         AAA                   79,200

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 10.3%

      157,500   ACE Capital Trust I, Series 1999                        8.875%            Baa1        BBB-                4,047,750
    1,171,383   Ace Ltd., Series C                                      7.800%            Baa2        BBB-               31,393,064
    1,181,300   Aegon NV                                                6.375%              A3          A-               29,851,451
        6,100   Allstate Corporation (PCARS)                            7.150%              A2          A-                  156,679
        1,100   AMBAC Financial Group Inc.                              7.000%             Aa2          AA                   28,886
       89,800   AMBAC Financial Group Inc.                              5.950%             Aa2          AA                2,293,492
      675,101   Delphi Financial Group Inc.                             8.000%            Baa3         BBB               18,092,707
      196,956   EverestRe Capital Trust II                              6.200%            Baa1         BBB                4,685,583
       94,500   EverestRe Group Limited                                 7.850%            Baa1         BBB                2,517,480
       12,600   Financial Security Assurance Holdings                   6.875%             Aa2          AA                  326,088
      285,600   Hartford Capital Trust III, Series C                    7.450%            Baa1         BBB                7,359,912


                                       28

                                                                                            RATINGS*
                                                                                       -------------------                   MARKET
       SHARES   DESCRIPTION(1)                                          COUPON         MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE (continued)

       45,700   Hartford Life Capital Trust II, Series B                7.625%            Baa1         BBB           $    1,180,888
       56,500   Lincoln National Capital Trust V, Series E              7.650%            Baa1         BBB                1,474,085
    1,403,200   Lincoln National Capital Trust VI                       6.750%            Baa1         BBB               36,693,680
      827,600   MetLife Inc., Series B (a)                              6.500%            Baa1         BBB               20,838,968
       82,600   PartnerRe Limited                                       7.900%              A3        BBB+                2,144,296
      902,402   PartnerRe Limited, Series C                             6.750%            Baa1        BBB+               23,011,251
       80,000   PLC Capital Trust III                                   7.500%            Baa1        BBB+                2,076,800
       67,900   PLC Capital Trust IV                                    7.250%            Baa1        BBB+                1,778,980
       14,300   PLC Capital Trust V                                     6.125%            Baa1        BBB+                  358,930
       38,800   Prudential plc                                          6.750%            Baa1           A                1,018,500
      124,700   RenaissanceRe Holdings Ltd., Series B                   7.300%            Baa2        BBB+                3,270,881
        3,400   RenaissanceRe Holdings Ltd., Series C                   6.080%            Baa2        BBB+                   81,770
      115,800   RenaissanceRe Holdings Ltd., Series A                   8.100%            Baa2        BBB+                3,038,592
       25,400   Safeco Capital Trust I (CORTS)                          8.700%            Baa2        BBB-                  680,974
       21,700   Safeco Capital Trust I, Series 2001-4 (CORTS)           8.750%            Baa2        BBB-                  574,833
       46,900   Safeco Capital Trust III (CORTS)                        8.072%            Baa2        BBB-                1,268,176
       38,200   Safeco Corporation, Series 2001-7 (SATURNS)             8.250%            Baa2        BBB-                1,004,660
       38,600   Safeco Corporation, Series 2002-5 (SATURNS)             8.250%            Baa2        BBB-                1,017,882
       61,500   Torchmark Capital Trust I                               7.750%            Baa1          A-                1,628,520
      119,400   W.R. Berkley Capital Trust, Series 2002-1, (CBTCS)      8.125%            Baa3        BBB-                1,246,536
       68,800   XL Capital Ltd., Series A                               8.000%            Baa1        BBB+                1,830,080
      103,900   XL Capital Ltd., Series B                               7.625%            Baa1        BBB+                2,726,336

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 0.1%

       52,700   Viacom Inc.                                             7.300%              A3        BBB+                1,334,891

------------------------------------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES & UNREGULATED POWER - 0.2%

       52,400   Dominion CNG Capital Trust I                            7.800%            Baa1        BBB-                1,371,832
       30,700   Dominion Resources Capital Trust II                     8.400%            Baa2        BBB-                  792,981
       85,700   Energy East Capital Trust I                             8.250%            Baa3        BBB-                2,249,625

------------------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.9%

      685,000   Nexen Inc.                                              7.350%            Baa3         BB+               18,063,450

------------------------------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 0.1%

       50,000   Bristol Myers Squibb Company (CORTS)                    6.250%              A1          A+                1,300,000

------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 11.4%

      318,355   AMB Property Corporation, Series L                      6.500%            Baa2        BBB-                8,102,135
       77,100   AvalonBay Communities, Inc., Series H                   8.700%            Baa2         BBB                2,158,800
      220,400   BRE Properties, Series B                                8.080%            Baa3        BBB-                5,818,560
      111,466   BRE Properties, Series D                                6.750%            Baa3        BBB-                2,789,437
      939,184   CarrAmerica Realty Corporation, Series E                7.500%            Baa3        BBB-               24,296,690
      104,100   Developers Diversified Realty Corporation, Series G     8.000%             Ba1        BBB-                2,706,600
    1,264,845   Developers Diversified Realty Corporation, Series H     7.375%             Ba1        BBB-               32,051,172
      124,800   Duke Realty Corporation, Series L                       6.600%            Baa2         BBB                3,123,744
       98,000   Duke-Weeks Realty Corporation                           6.625%            Baa2         BBB                2,506,350
       25,000   Duke-Weeks Realty Corporation, Series B                 7.990%            Baa2         BBB                1,314,845
        5,400   Duke-Weeks Realty Corporation, Series I                 8.450%            Baa2         BBB                  138,564
      192,100   Equity Office Properties Trust, Series G                7.750%            Baa3         BBB                5,132,912
        3,200   Equity Residential Properties Trust, Series C           9.125%            Baa2         BBB                   83,712
       15,400   Equity Residential Properties Trust, Series D           8.600%            Baa2         BBB                  410,102
      348,622   Equity Residential Properties Trust, Series N           6.480%            Baa2         BBB                8,719,036
      140,000   Federal Realty Investment Trust                         8.500%            Baa3        BBB-                3,715,600
       11,600   First Industrial Realty Trust Inc., Series C            8.625%            Baa3        BBB-                  312,156
      426,229   HRPT Properties Trust, Series A                         9.875%            Baa3        BBB-               11,116,052
      458,600   HRPT Properties Trust, Series B                         8.750%            Baa3        BBB-               12,418,888
       99,800   New Plan Excel Realty Trust, Series E                   7.625%              NR        BBB-                2,593,802
        3,997   Prologis Trust, Series C                                8.540%            Baa2         BBB                  255,933
       96,275   Prologis Trust, Series G                                6.750%            Baa2         BBB                2,453,087
      299,600   PS Business Parks Inc.                                  7.000%             Ba1        BBB-                7,370,160
          700   PS Business Parks Inc., Series K                        7.950%             Ba1        BBB-                   18,270
      240,000   PS Business Parks Inc., Series L                        7.600%             Ba1        BBB-                6,145,200


                                       29

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                             Portfolio of INVESTMENTS June 30, 2005 (Unaudited)
                                                                                            RATINGS*
                                                                                       -------------------                   MARKET
       SHARES   DESCRIPTION(1)                                          COUPON         MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

                REAL ESTATE (continued)

      149,000   Public Storage Inc., Series E                           6.750%            Baa2        BBB+           $    3,753,310
       31,400   Public Storage Inc., Series Q                           8.600%            Baa2        BBB+                  807,608
      149,850   Public Storage Inc., Series R                           8.000%            Baa2        BBB+                3,896,100
       55,860   Public Storage Inc., Series S                           7.875%            Baa2        BBB+                1,447,891
       44,100   Public Storage Inc., Series T                           7.625%            Baa2        BBB+                1,143,954
      174,300   Public Storage Inc., Series U                           7.625%            Baa2        BBB+                4,557,945
       31,500   Public Storage Inc., Series V                           7.500%            Baa2        BBB+                  828,450
      166,100   Regency Centers Corporation                             7.450%            Baa3        BBB-                4,276,245
       20,500   Simon Property Group, Inc., Series F                    8.750%            Baa2        BBB-                  539,765
       20,650   Simon Property Group, Inc., Series G                    7.890%            Baa2         BBB                1,110,557
      165,000   Vornado Realty Trust, Series G                          6.625%            Baa3        BBB-                4,100,250
    1,987,734   Wachovia Preferred Funding Corporation                  7.250%              A2        BBB+               57,047,966
      130,000   Weingarten Realty Trust, Series E                       6.950%            Baa1          A-                3,426,800

------------------------------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL - 0.0%

       28,100   Sherwin Williams Company, Series III (CORTS)            7.250%              A2           A                  747,460

------------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 2.0%

       79,000   Countrywide Capital Trust II, Series II (CORTS)         8.000%            Baa1        BBB+                2,065,060
       69,800   Countrywide Capital Trust III (PPLUS)                   8.050%            Baa1        BBB+                1,854,586
      666,900   Countrywide Capital Trust IV                            6.750%            Baa1        BBB+               17,312,724
       30,700   Fannie Mae (a)                                          0.000%             Aa3         AA-                1,710,567
       23,100   Fannie Mae (a)                                          5.125%             Aa3         AA-                1,016,400
       44,300   Fannie Mae (a)                                          3.780%             Aa3         AA-                2,201,932
       55,000   Fannie Mae (a)                                          5.810%             Aa3         AA-                2,695,000
       61,800   Federal Home Loan Mortgage Corporation (a)              6.000%             Aa3         AA-                3,191,970
      108,000   Federal Home Loan Mortgage Corporation (a)              6.140%             Aa3          NR                5,413,500
       48,300   Federal Home Loan Mortgage Corporation (a)              5.100%             Aa3         AA-                2,086,560
       12,700   Federal Home Loan Mortgage Corporation (a)              5.000%             Aa3         AA-                  552,450

------------------------------------------------------------------------------------------------------------------------------------
                U.S. AGENCY - 0.1%

       40,000   Federal Home Loan Mortgage Corporation (a)              5.100%             Aa3         AA-                1,750,000
       23,000   Federal Home Loan Mortgage Corporation (a)              5.300%             Aa3         AA-                1,024,938

------------------------------------------------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES - 0.8%

       28,000   AT&T Wireless Services Equity, Series 2002-B (SATURNS)  9.250%            Baa2           A                  778,400
       58,200   AT&T Wireless, Series 2002-7 (CORTS)                    8.000%            Baa2           A                1,561,215
      117,300   Telephone and Data Systems Inc.                         7.600%            Baa1          A-                3,020,475
       50,600   United States Cellular Corporation                      8.750%            Baa1          A-                1,386,440
      343,500   United States Cellular Corporation                      7.500%            Baa1          A-                9,181,750
------------------------------------------------------------------------------------------------------------------------------------
                Total $25 Par (or similar) Securities (cost $1,008,443,007)                                           1,013,727,901
                --------------------------------------------------------------------------------------------------------------------

                CONVERTIBLE PREFERRED SECURITIES- 16.2% (11.0% OF TOTAL INVESTMENTS)

                AUTOMOBILES - 0.6%

      327,225   Ford Motor Company Capital Trust II                     6.500%             Ba1          B+               13,196,984

------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS - 0.6%

      144,555   Goldman Sachs Group Inc., Series EMC                    6.125%             Aa3          NR                1,945,132
      143,200   Lehman Brothers Holdings Inc., Series GIS               6.250%              A1           A                3,630,120
       29,725   State Street Corporation                                6.750%              NR         BB+                6,450,325

------------------------------------------------------------------------------------------------------------------------------------
                CHEMICALS - 1.0%

      179,435   Celanese Corporation                                    4.250%              NR          NR                4,396,158
      152,195   Huntsman Corporation                                    5.000%              NR          NR                7,016,190
       84,400   The Mosaic Company                                      7.500%            Caa1          NR                8,625,680

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 2.3%

   12,090,000   Fortis Insurance NV, 144A                               7.750%              A1          A+               13,283,888
      130,500   HSBC Finance Corporation                                8.875%              A1           A                5,479,695
      273,600   National Australia Bank Limited                         7.875%              NR          NR               10,670,400
      217,375   Sovereign Capital Trust IV, Convertible Security        4.375%             Ba1          BB                9,618,844
      115,725   Washington Mutual Inc., Unit 1 Trust                    5.375%            Baa1         BBB                6,131,805


                                       30

                                                                                            RATINGS*
                                                                                       -------------------                   MARKET
       SHARES   DESCRIPTION(1)                                          COUPON         MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSTRUCTION MATERIALS - 0.5%

      216,700   TXI Capital Trust I                                     6.500%              B2          B-           $   10,444,940

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 0.7%

      281,600   Citigroup Global Markets                                2.000%             Aa1         AA-               13,626,061

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 1.1%

      260,000   Centerpoint Energy Inc.                                 2.000%             Ba2        BBB-                8,754,980
      154,500   FPL Group Inc.                                          8.000%              NR          A-                9,982,245
       76,430   PNM Resources Inc.                                      6.750%            Baa3          NR                4,092,062

------------------------------------------------------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING - 0.2%

      180,520   Albertson's, Inc.                                       7.250%            Baa2         BBB                4,038,232

------------------------------------------------------------------------------------------------------------------------------------
                GAS UTILITIES - 0.1%

       30,150   Southern Union Company, Series B                        5.750%            Baa3          NR                2,193,111

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE EQUIPMENT & SUPPLIES - 0.3%
      124,000   Baxter International Inc.                               7.000%            Baa1          NR                6,855,960

------------------------------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS & LEISURE - 0.4%

      157,000   Host Marriott Financial Trust                           6.750%              B2        CCC+                9,027,500

------------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES - 0.4%

      187,325   Newell Financial Trust I                                5.250%            Baa3        BBB-                8,218,884

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 3.2%

      108,450   Conseco Inc., Series B                                  5.500%            Caa2          B-                2,982,375
      543,600   Genworth Financial Inc.                                 6.000%              A2           A               18,672,660
      570,475   MetLife Inc., Convertible, Series B                     6.375%              NR          NR               14,957,855
      167,000   Reinsurance Group of America Inc.                       5.750%            Baa2         BBB                9,944,850
      147,000   The Chubb Corporation                                   7.000%              NR           A                4,664,310
      100,000   UnumProvident Corporation                               8.250%             Ba1         BB+                3,596,000
      340,650   XL Capital Ltd                                          6.500%              A2           A                8,158,568

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 0.4%

      137,000   Emmis Communications Corporation, Series A              6.250%            Caa1        CCC+                5,730,710
       70,350   Interpublic Group Companies Inc., Series A              5.375%              NR          NR                3,158,715

------------------------------------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES & UNREGULATED POWER - 1.2%

       76,500   Aquila Inc.                                             6.750%              B2          B-                2,675,970
      181,625   Dominion Resources Inc.                                 8.750%            Baa1        BBB+               10,071,106
      151,300   Public Service Enterprise Group                        10.250%            Baa3        BBB-               11,680,360

------------------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 1.4%

       54,125   Amerada Hess Corporation                                7.000%             Ba3          BB                4,959,474
        8,955   Chesapeake Energy Corporation, 144A                     4.125%              NR          NR               13,133,627
      222,100   Teekay Shipping Corporation                             7.250%              NR         BB-               11,282,680

------------------------------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 0.5%

      217,875   Schering-Plough Corporation                             6.000%            Baa3         BBB               11,107,268

------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 0.6%

      225,250   Equity Office Properties Trust, Series B                5.250%            Baa2         BBB               11,539,555

------------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 0.7%

          111   Fannie Mae                                              5.375%             Aa3         AA-               10,778,600
      140,000   PMI Group Inc.                                          5.875%              A1           A                3,434,200
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Preferred Securities (cost $302,860,600)                                              330,208,079
                --------------------------------------------------------------------------------------------------------------------


                                       31

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                             Portfolio of INVESTMENTS June 30, 2005 (Unaudited)
    PRINCIPAL                                                                                         RATINGS*
AMOUNT (000)/                                                                                      --------------            MARKET
       SHARES   DESCRIPTION(1)                                          COUPON        MATURITY     MOODY'S    S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONVERTIBLE BONDS - 27.8% (19.0% OF TOTAL INVESTMENTS)


                AEROSPACE & DEFENSE - 0.4%

        3,860   AAR Corporation, 144A                                   2.875%         2/01/24          B2     BB-   $    3,816,575
        4,900   EDO Corporation, Convertible Subordinate Note           5.250%         4/15/07          NR      NR        5,071,500

------------------------------------------------------------------------------------------------------------------------------------
                AIRLINES - 0.1%

        3,550   Pinnacle Airlines Corporation, 144A                     3.250%         2/15/25          NR      NR        2,986,438

------------------------------------------------------------------------------------------------------------------------------------
                AUTOMOBILES - 0.1%

        1,025   Fleetwood Enterprises Inc., 144A                        5.000%        12/15/23          B2       B        1,171,063

------------------------------------------------------------------------------------------------------------------------------------
                BIOTECHNOLOGY - 1.2%

        5,000   Cephalon Inc.                                           0.000%         6/15/33          NR      B-        4,237,500
        1,780   CV Therapeutics Inc.                                    2.750%         5/16/12          NR      NR        2,505,350
        2,250   CV Therapeutics Inc.                                    3.250%         8/16/13          NR      NR        2,404,688
        5,975   Ivax Corporation, Convertible Bonds, 144A               1.500%         3/01/24          NR      NR        6,124,375
        8,500   Ivax Corporation, Convertible Senior                    4.500%         5/15/08          NR      NR        8,521,250
                  Subordinated Notes

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 0.6%

        5,500   DST Systems Inc.                                        4.125%         8/15/23          NR      NR        6,290,625
        7,000   Electronic Data Systems, Convertible                    3.875%         7/15/23         Ba1    BBB-        6,685,000
                  Senior Notes, 144A

------------------------------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS EQUIPMENT - 1.8%

        9,265   JDS Uniphase Corporation                                0.000%        11/15/10          NR      NR        7,157,213
       14,725   Liberty Media Corporation, Senior Debentures            3.500%         1/15/31        Baa3     BB+       13,105,250
                 Exchangeable for Motorola Common Stock
        2,720   Lucent Technologies Inc.                                2.750%         6/15/23          B1       B        2,958,000
        2,645   Lucent Technologies Inc., Series B                      2.750%         6/15/25          B1       B        2,978,931
        3,905   Nortel Networks Corp                                    4.250%         9/01/08          B3      B-        3,660,938
        4,475   Powerwave Technologies Inc.                             1.825%        11/15/24          NR      NR        4,956,063
        1,700   Powerwave Technologies Inc.                             1.875%        11/15/24          NR      NR        1,882,750

------------------------------------------------------------------------------------------------------------------------------------
                COMPUTERS & PERIPHERALS - 0.2%

        3,250   Mercury Computer Systems Inc., 144A                     2.000%         5/01/24          NR      NR        3,481,563

------------------------------------------------------------------------------------------------------------------------------------
                CONSTRUCTION & ENGINEERING - 0.4%

        8,500   Quanta Services Incorporated                            4.000%         7/01/07          NR       B        8,128,125

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER FINANCE - 0.4%

        8,000   Providian Financial Corporation, Convertible            3.250%         8/15/05          B2       B        8,020,000
                  Senior Notes

------------------------------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING - 0.2%

        4,600   Sealed Air Corporation, 144A                            3.000%         6/30/33        Baa3     BBB        4,571,250

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 0.3%

        2,650   JMH Finance Limited                                     4.750%         9/06/07          NR      NR        2,649,637
        2,620   Leucadia National Corporation, 144A                     3.750%         4/15/14         Ba3      B+        2,665,850

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 0.4%

        2,630   PG&E Corporation                                        9.500%         6/30/10          NR      NR        7,771,650
        1,035   Unisource Energy Corporation, Convertible Bonds, 144A   4.500%         3/01/35          NR      NR        1,054,406

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%

          340   Gateway Inc.                                            1.500%        12/31/09          NR      NR          257,550
        4,450   Gateway Inc., 144A                                      1.500%        12/31/09          NR      NR        3,370,875
        2,395   Gateway Inc., 144A                                      2.000%        12/31/11          NR      NR        1,778,288
        9,050   Solectron Corporation, Series B                         0.500%         2/15/34          B1      B+        6,798,813
        7,020   Vishay Intertechnology Inc.                             3.625%         8/01/23          B3      B+        6,747,975

------------------------------------------------------------------------------------------------------------------------------------
                ENERGY EQUIPMENT & SERVICES - 2.4%

        3,495   Cal Dive International Inc.                             3.250%        12/15/25          NR      NR        3,870,713
        8,400   Diamond Offshore Drilling Inc.                          1.500%         4/15/31          NR      A-       10,332,000
        8,500   Maverick Tube Corporation                               4.000%         6/15/33          NR      NR       10,444,375
        3,185   Oil States International Inc., 144A                     2.375%         7/01/25          NR      NR        3,312,400
        7,115   Pride International Inc.                                3.250%         5/01/33         Ba2     BB-        8,546,894


                                       32

    PRINCIPAL                                                                                         RATINGS*
AMOUNT (000)/                                                                                      --------------            MARKET
       SHARES   DESCRIPTION(1)                                          COUPON        MATURITY     MOODY'S    S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ENERGY EQUIPMENT & SERVICES (continued)

        9,250   Schlumberger Limited                                    2.125%         6/01/23          A1      A+   $   10,429,375
          625   Willbros Group Inc., 144A                               2.750%         3/15/24          NR      NR          564,844

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE EQUIPMENT & SUPPLIES - 0.7%

        5,745   Advanced Medical Optics                                 2.500%         7/15/24          B3       B        5,795,269
        8,195   Fisher Scientific International Inc.                    3.250%         3/01/24         Ba3     BB+        8,522,800

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE PROVIDERS & SERVICES - 0.5%

        4,200   Health Management Associates Inc.                       1.500%         8/01/23        Baa3    BBB+        4,557,000
        8,510   Roche Holdings Inc., 144A                               0.000%         7/25/21          NR      NR        5,892,324

------------------------------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS & LEISURE - 3.1%

       18,205   Carnival Corporation                                    1.132%         4/29/33          A3      A-       14,791,563
        7,500   Hilton Hotels Corporation                               3.375%         4/15/23        Baa3    BBB-        9,065,625
        7,125   Kerzner International Limited, 144A                     2.375%         4/15/24          B2       B        8,033,438
       16,000   Royal Caribbean Cruises Limited, Senior Convertible     0.000%         2/02/21         Ba1     BB+        9,280,000
                 Liquid Yield Option Notes
        8,475   Scientific Games Corporation                            0.750%        12/01/24          B2      B+        9,195,375
        4,750   Six Flags Inc.                                          4.500%         5/15/15        Caa1     CCC        4,672,813
        7,755   Starwood Hotels and Resorts Worldwide Inc.              3.500%         5/16/23         Ba1     BB+        9,335,081

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL CONGLOMERATES - 0.8%

        7,200   Tyco International Group SA                             3.125%         1/15/23        Baa3     BBB        9,990,000
        4,650   Tyco International Group SA, Convertible Notes, 144A    3.125%         1/15/23         Ba1     BBB        6,451,875

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 0.4%

        6,925   American Equity Investment Life Holding Company         5.250%        12/06/24          NR     BB+        7,721,375

------------------------------------------------------------------------------------------------------------------------------------
                INTERNET & CATALOG RETAIL - 0.1%

          295   Overstock.com, Inc.                                     3.750%        12/01/11          NR      NR          241,531
        2,780   Overstock.com, Inc.                                     3.750%        12/01/11          NR      NR        2,276,125

------------------------------------------------------------------------------------------------------------------------------------
                INTERNET SOFTWARE & SERVICES - 0.2%

        7,885   Open Solutions Inc., 144A                               1.467%         2/02/35          NR      NR        4,001,638

------------------------------------------------------------------------------------------------------------------------------------
                IT SERVICES - 0.3%

        7,100   Digital River Inc., 144A                                1.250%         1/01/24          NR      NR        7,055,625

------------------------------------------------------------------------------------------------------------------------------------
                LEISURE EQUIPMENT & PRODUCTS - 0.7%

        4,850   Collegiate Pacific Inc.                                 5.750%        12/01/09          NR      NR        4,492,313
        7,000   Hasbro Inc.                                             2.750%        12/01/21        Baa3    BBB-        7,726,250
        1,165   K2 Corporation, Convertible Notes, 144A                 5.000%         6/15/10          NR      NR        1,421,300

------------------------------------------------------------------------------------------------------------------------------------
                MACHINERY - 0.3%

        5,635   AGCO Corporation, Series B                              1.750%        12/31/33          B1     BB-        5,846,313

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 4.0%

      415,000   Comcast Corporation                                     2.000%        10/15/29         Ba1     BBB       17,803,500
        4,500   Interpublic Group Companies Inc.                        4.500%         3/15/23        Baa3     BB-        5,371,875
        6,990   Liberty Media Corporation                               0.750%         3/30/23        Baa3     BB+        7,409,400
       11,000   Liberty Media Corporation, Senior Debentures,           3.250%         3/15/31        Baa3     BB+        8,470,000
                  Exchangeable for Class B Viacom Common Stock
       26,800   Liberty Media Corporation, Senior Debentures,           4.000%        11/15/29        Baa3     BB+       16,850,500
                  Exchangeable for PCS Common Stock, Series 1
        3,540   Lions Gate Entertainment Corporation, 144A              2.938%        10/15/24          NR      NR        3,854,175
        3,300   Lions Gate Entertainment Corporation, 144A              3.625%         3/15/25          NR      NR        3,337,125
        4,875   Sinclair Broadcast Group                                6.000%         9/15/12          NR      B-        4,107,188
        3,500   Sirius Satellite Radio Inc.                             3.250%        10/15/11          NR     CCC        5,000,625
        8,050   The Walt Disney Company, Convertible Senior Notes       2.125%         4/15/23        Baa1      A-        8,301,563

------------------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.7%

        8,565   Devon Energy Corporation                                4.900%         8/15/08        Baa2     BBB        9,667,744
        3,440   McMoran Exploration Corporation, Notes, 144A            6.000%         7/02/08          NR      NR        5,138,500


                                       33

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                             Portfolio of INVESTMENTS June 30, 2005 (Unaudited)
    PRINCIPAL                                                                                         RATINGS*
AMOUNT (000)/                                                                                      --------------            MARKET
       SHARES   DESCRIPTION(1)                                          COUPON        MATURITY     MOODY'S    S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                PHARMACEUTICALS - 2.1%

        1,845   Abgenix Inc., Senior Convertible Note, 144A             1.750%        12/15/11          NR      NR   $    1,651,275
        4,580   Alexion Pharmaceuticals Inc., 144A                      1.375%         2/01/12          NR      NR        4,339,550
        9,530   Allergan Inc., Convertible Senior Notes                 0.000%        11/06/22          A3       A        9,351,313
        1,255   Atherogenics, Inc., 144A                                4.500%         9/01/08          NR      NR        1,516,981
        7,000   OSI Pharmaceuticals, Inc.                               3.250%         9/08/23          NR      NR        7,743,750
        4,400   Sepracor Inc.                                           0.000%        10/15/24          NR    CCC+        4,499,000
        4,350   Valeant Pharmaceuticals International, 144A             3.000%         8/16/10          NR       B        3,746,438
        2,545   Valeant Pharmaceuticals International, 144A             4.000%        11/15/13          NR       B        2,191,881
        8,500   Wyeth, 144A                                             1.000%         1/15/24        Baa1       A        8,748,115

------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 0.2%

        3,625   Avatar Holdings Inc., 144A                              4.500%         4/01/24          NR      NR        4,023,750

------------------------------------------------------------------------------------------------------------------------------------
                SEMICONDUCTORS & EQUIPMENT - 1.5%

        8,325   Agere Systems Inc.                                      6.500%        12/15/09          B3       B        8,429,063
        7,850   ASM International NV                                    4.250%        12/06/11          NR      B-        7,643,938
        5,500   ASM Lithography Holding NV                              5.750%        10/15/06          B2      NR        5,894,625
        8,900   LSI Logic Corporation                                   4.000%         5/15/10         Ba3       B        8,811,000

------------------------------------------------------------------------------------------------------------------------------------
                SOFTWARE - 0.6%

        7,100   Mentor Graphics Corporation, Convertible                6.875%         6/15/07          NR      NR        7,064,500
                 Subordinated Notes
        4,525   Sybase Inc., 144A                                       1.750%         2/22/25          NR      NR        4,338,344

------------------------------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL - 1.6%

        7,820   Charming Shoppes Inc.                                   4.750%         6/01/12          B2     BB-        8,768,172
       11,450   Lowes Companies Inc.                                    0.000%         2/16/21          A2      A+       11,020,620
        8,700   Sonic Automotive Inc., Convertible Senior               5.250%         5/07/09          B3       B        8,482,500
                 Subordinated Notes
        5,900   The TJX Companies, Inc.                                 0.000%         2/13/21        Baa1      A-        4,897,000

------------------------------------------------------------------------------------------------------------------------------------
                TEXTILES & APPAREL - 0.3%

        6,565   Reebok International Limited, Series B                  2.000%         5/01/24        Baa3     BBB        6,909,660

------------------------------------------------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES - 0.3%

        4,100   NII Holdings Inc., 144A                                 2.875%         2/01/34          NR      NR        5,504,250
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Bonds (cost $548,834,876)                                                             568,563,645
                --------------------------------------------------------------------------------------------------------------------

                CORPORATE BONDS - 15.7% (10.6% OF TOTAL INVESTMENTS)

                AEROSPACE & DEFENSE - 0.2%

        3,500   K&F Acquisition Inc.                                    7.750%        11/15/14        Caa1      B-        3,596,250

------------------------------------------------------------------------------------------------------------------------------------
                AUTO COMPONENTS - 0.3%

        2,450   Affinia Group Inc.                                      9.000%        11/30/14        Caa1       B        2,070,250
        3,000   Tenneco Auto, Inc.                                     10.250%         7/15/13          B2      B-        3,405,000

------------------------------------------------------------------------------------------------------------------------------------
                AUTOMOBILES - 1.1%

        5,570   Ford Motor Company, Debentures                          7.700%         5/15/97        Baa3     BB+        4,409,340
       17,095   Ford Motor Company, Debentures                          9.980%         2/15/47        Baa3     BB+       16,608,134
        1,300   Keystone Automotive Operations Inc.                     9.750%        11/01/13          B3      B-        1,293,500

------------------------------------------------------------------------------------------------------------------------------------
                BUILDING PRODUCTS - 0.2%

        4,000   Jacuzzi Brands Inc.                                     9.625%         7/01/10          B3       B        4,400,000

------------------------------------------------------------------------------------------------------------------------------------
                CHEMICALS - 0.6%

        6,500   OM Group Inc.                                           9.250%        12/15/11        Caa1      B-        6,532,500
        3,500   Resolution Performance Products LLC                     8.000%        12/15/09          B2      B+        3,657,500
        3,000   Rockwood Specialties Group                              7.500%        11/15/14          B3      B-        2,992,500

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 0.2%

        1,518   IOS Capital LLC, Senior Notes                           7.250%         6/30/08         Ba1      BB        1,573,862
        2,000   Williams Scotsman Inc.                                 10.000%         8/15/08          B2       B        2,210,260


                                       34

    PRINCIPAL                                                                                         RATINGS*
AMOUNT (000)/                                                                                      --------------            MARKET
       SHARES   DESCRIPTION(1)                                          COUPON        MATURITY     MOODY'S    S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COMMUNICATIONS EQUIPMENT - 0.4%

        9,200   Ciena Corporation                                       3.750%         2/01/08          B2       B   $    8,165,000

------------------------------------------------------------------------------------------------------------------------------------
                CONSTRUCTION MATERIALS - 0.1%

        2,000   Texas Industries Inc.                                  10.250%         6/15/11          B1     BB-        2,327,500

------------------------------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING - 0.6%

        2,000   Berry Plastics Corporation                             10.750%         7/15/12          B3      B-        2,192,500
        3,450   MDP Acquisitions plc, Senior Notes                      9.625%        10/01/12          B3      B-        3,467,250
        3,000   Owens-Brockway Glass Containers, Guaranteed             8.250%         5/15/13          B2       B        3,273,750
                  Senior Note
        3,000   Owens-Illinois Inc.                                     7.500%         5/15/10          B3       B        3,165,000

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%

        2,000   INTELSAT Bermuda Limited, 144A                          8.250%         1/15/13          B2      B+        2,075,000

------------------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 0.1%

        2,000   Midwest Generation LLC                                  8.750%         5/01/34          B1       B        2,250,000

------------------------------------------------------------------------------------------------------------------------------------
                ENERGY EQUIPMENT & SERVICES - 0.1%

        2,500   Pride International Inc.                                7.375%         7/15/14         Ba2     BB-        2,756,250

------------------------------------------------------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING - 0.1%

        3,000   Stater Brothers Holdings Inc.                           8.125%         6/15/12          B1     BB-        2,940,000

------------------------------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS - 0.8%

        7,610   Del Monte Corporation                                   8.625%        12/15/12          B2       B        8,409,050
        7,000   Dole Foods Company                                      7.875%         7/15/13          B2      B+        7,612,500
        1,096   Dole Foods Company                                      8.625%         5/01/09          B2      B+        1,172,720

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE EQUIPMENT & SUPPLIES - 0.1%

        2,500   Fisher Scientific International Inc.                    8.000%         9/01/13         Ba3     BB+        2,868,750

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE PROVIDERS & SERVICES - 0.5%

        3,000   Quintiles Transnational Corporation                    10.000%        10/01/13          B3       B        3,300,000
        1,000   Select Medical Corporation, 144A                        7.625%         2/01/15          B3      B-          995,000
        2,000   Service Corporation International                       7.700%         4/15/09         Ba3      BB        2,150,000
        3,000   US Oncology Inc.                                       10.750%         8/15/14          B3      B-        3,285,000

------------------------------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS & LEISURE - 2.3%

        5,190   Aztar Corporation                                       9.000%         8/15/11         Ba3      B+        5,663,588
        2,345   Boyd Gaming Corporation                                 8.750%         4/15/12          B1      B+        2,558,981
        4,075   Boyd Gaming Corporation                                 7.750%        12/15/12          B1      B+        4,375,531
        3,172   Dominos Inc.                                            8.250%         7/01/11          B2      B-        3,394,040
        1,500   Herbst Gaming Inc.                                      7.000%        11/15/14          B3      B-        1,518,750
        4,100   Intrawest Corporation                                   7.500%        10/15/13          B1      B+        4,228,125
        2,000   Landry's Restaurants Inc., Series B                     7.500%        12/15/14          B2       B        1,945,000
        2,000   MGM Mirage, Inc.                                        6.750%         8/01/07         Ba2      BB        2,072,500
        3,500   Park Place Entertainment                                7.875%        12/15/05         Ba1     BB+        3,561,250
        1,000   Park Place Entertainment                                9.375%         2/15/07         Ba1     BB+        1,077,500
        1,000   Park Place Entertainment                                7.875%         3/15/10         Ba1     BB+        1,125,000
        4,000   Penn National Gaming Inc., Senior Subordinated Notes    8.875%         3/15/10          B2       B        4,300,000
        3,000   Pinnacle Entertainment Inc.                             8.750%        10/01/13        Caa1      B-        3,195,000
        2,000   Pinnacle Entertainment Inc.                             8.250%         3/15/12        Caa1      B-        2,090,000
        4,000   Universal City Development Partners                    11.750%         4/01/10          B2      B-        4,610,000

------------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES - 0.5%

        4,500   K. Hovnanian Enterprises Inc., Senior                   8.875%         4/01/12         Ba2      B+        4,893,750
                  Subordinated Notes
        5,000   KB Home                                                 8.625%        12/15/08         Ba2     BB-        5,445,615

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 0.1%

        2,500   Fairfax Financial Holdings Ltd                          7.750%         4/26/12         Ba3      BB        2,387,500

------------------------------------------------------------------------------------------------------------------------------------
                IT SERVICES - 0.2%

        3,000   Global Cash Access LLC                                  8.750%         3/15/12        Caa1      B-        3,277,500


                                       35

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                             Portfolio of INVESTMENTS June 30, 2005 (Unaudited)
    PRINCIPAL                                                                                         RATINGS*
AMOUNT (000)/                                                                                      --------------            MARKET
       SHARES   DESCRIPTION(1)                                          COUPON        MATURITY     MOODY'S    S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MACHINERY - 0.4%

        3,000   Terex Corporation, Senior Subordinated Notes           10.375%         4/01/11          B3       B   $    3,270,000
        3,000   Terex Corporation, Senior Subordinated Notes            9.250%         7/15/11          B3       B        3,270,000

------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 4.0%

        6,900   Allbritton Communications Company, Series B             7.750%        12/15/12          B3      B-        6,831,000
        2,000   AMC Entertainment Inc.                                  8.000%         3/01/14          B3    CCC+        1,785,000
        1,345   American Media Operations Inc.                          8.875%         1/15/11        Caa1    CCC+        1,281,113
        6,000   American Media Operations Inc., Series B               10.250%         5/01/09        Caa1    CCC+        6,030,000
        3,000   Cablevision Systems Corporation                         7.250%         7/15/08          B1     BB-        3,022,500
        2,000   Cablevision Systems Corporation                         8.125%         7/15/09          B1     BB-        2,035,000
        5,000   Cablevision Systems Corporation, Series B               8.125%         8/15/09          B1     BB-        5,087,500
        2,000   Charter Communications Operating LLC, 144A              8.000%         4/30/12          B2      B-        2,000,000
        6,000   Cinemark USA Inc.                                       9.000%         2/01/13          B3      B-        6,195,000
        1,000   Dex Media West LLC                                      8.500%         8/15/10          B1       B        1,095,000
        2,198   Dex Media West LLC                                      9.875%         8/15/13          B2       B        2,516,710
        1,000   DIRECTV Holdings LLC, 144A                              6.375%         6/15/15         Ba2     BB-        1,000,000
        3,000   Loews Cineplex Entertainment Corporation, 144A          9.000%         8/01/14          B3    CCC+        2,917,500
        3,855   Mail-Well I Corporation, Senior Unsecured Note, 144A    9.625%         3/15/12          B1      B+        4,182,675
        4,000   Medianews Group Inc.                                    6.375%         4/01/14          B2      B+        3,855,000
        1,950   Panamsat Corporation                                    9.000%         8/15/14          B1      B+        2,137,688
        7,000   Primedia Inc., Senior Notes                             8.875%         5/15/11          B2       B        7,367,500
        2,000   R. H. Donnelley Finance Corp 1                         10.875%        12/15/12          B2      B+        2,335,000
        2,000   Sun Media Corporation                                   7.625%         2/15/13         Ba3       B        2,127,500
        8,200   Vertis Inc.                                             9.750%         4/01/09          B3     CCC        8,569,000
        2,000   Young Broadcasting Inc.                                 8.750%         1/15/14        Caa1     CCC        1,780,000
        5,500   Young Broadcasting Inc., Senior Subordinated Notes     10.000%         3/01/11        Caa1     CCC        5,252,500

------------------------------------------------------------------------------------------------------------------------------------
                METALS & MINING - 0.2%

        3,000   Chaparral Steel Company, 144A (WI, settling 7/06/05)   10.000%         7/15/13          B1       B        3,030,000
        1,682   United States Steel Corporation                         9.750%         5/15/10         Ba2      BB        1,824,970

------------------------------------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES & UNREGULATED POWER - 0.1%

          500   Northwestern Corporation                                5.875%        11/01/14         Ba1     BB+          515,000
        1,500   NRG Energy Inc., 144A                                   8.000%        12/15/13          B1       B        1,590,000

------------------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.3%

        2,345   Chesapeake Energy Corporation                           7.750%         1/15/15         Ba3     BB-        2,544,325
        2,000   Premcor Refining Group Inc.                             7.500%         6/15/15         Ba3     BB-        2,200,000
        1,000   Tesoro Petroleum Corporation                            8.000%         4/15/08         Ba2    BBB-        1,060,000
        1,000   Tesoro Petroleum Corporation,                           9.625%        11/01/08          B2     BB-        1,067,500
                 Senior Subordinated Notes, Series B

------------------------------------------------------------------------------------------------------------------------------------
                PAPER & FOREST PRODUCTS - 0.4%

        2,000   Georgia Pacific Corporation, Debentures                 7.700%         6/15/15         Ba3     BB+        2,290,000
        5,000   Georgia Pacific Corporation, Notes                      8.125%         5/15/11         Ba3     BB+        5,662,500

------------------------------------------------------------------------------------------------------------------------------------
                PERSONAL PRODUCTS - 0.1%

        1,600   Prestige Brands Inc.                                    9.250%         4/15/12          B3      B-        1,668,000

------------------------------------------------------------------------------------------------------------------------------------

                PHARMACEUTICALS - 0.0%

        1,000   Alpharma Inc., 144A                                     8.625%         5/01/11          B3      B-          982,500

------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 0.1%

        1,000   TruStreet Properties Inc., 144A                         7.500%         4/01/15          B1      B+        1,027,500
          500   Ventas Realty LP, 144A                                  7.125%         6/01/15         Ba3      BB          522,500

------------------------------------------------------------------------------------------------------------------------------------
                ROAD AND RAIL - 0.2%

        1,000   Greenbrier Companies Inc., 144A                         8.375%         5/15/15          B1      B+        1,022,500
        3,000   Laidlaw International Inc.                             10.750%         6/15/11          B1      B+        3,515,040


                                       36

    PRINCIPAL                                                                                         RATINGS*
AMOUNT (000)/                                                                                      --------------            MARKET
       SHARES   DESCRIPTION(1)                                          COUPON        MATURITY     MOODY'S    S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                SPECIALTY RETAIL - 0.8%

        6,000   Asbury Automotive Group Inc.                            9.000%         6/15/12          B3       B   $    6,165,000
        2,000   Movie Gallery Inc., 144A                               11.000%         5/01/12          B2      B-        2,110,000
        8,000   Warnaco Inc., Senior Notes                              8.875%         6/15/13          B1     BB-        8,880,000

------------------------------------------------------------------------------------------------------------------------------------
                TEXTILES & APPAREL - 0.2%

        4,000   Jostens IH Corporation                                  7.625%        10/01/12          B3      B-        3,970,000

------------------------------------------------------------------------------------------------------------------------------------
                TRADING COMPANIES & DISTRIBUTORS - 0.1%

        2,000   United Rentals North America Inc.                       6.500%         2/15/12          B2     BB-        1,977,500

------------------------------------------------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES - 0.2%

        4,000   Nextel Communications Inc.                              7.375%         8/01/15         Ba3      BB        4,340,000
------------------------------------------------------------------------------------------------------------------------------------
                Total Corporate Bonds (cost $319,228,200)                                                               320,782,017
                --------------------------------------------------------------------------------------------------------------------

                CAPITAL PREFERRED SECURITIES- 34.1% (23.3% OF TOTAL INVESTMENTS)

                CAPITAL MARKETS - 5.0%

        6,273   BT Capital Trust, Series B1                             7.900%         1/15/27          A2      A-        6,747,885
       15,000   BT Institutional Capital Trust A, 144A                  8.090%        12/01/26          A2      A-       16,212,480
        2,000   BT Institutional Capital Trust B, 144A                  7.750%        12/01/26          A2      A-        2,149,380
        1,250   C.A. Preferred Fund Trust II                            7.000%        10/30/49          A1       A        1,319,238
       32,750   C.A. Preferred Funding Trust                            7.000%         1/30/49          A1       A       34,265,015
        3,000   Compass Trust I, Series A                               8.230%         1/15/27          A3    BBB-        3,230,895
        3,500   First Union Capital Trust II, Series A                  7.950%        11/15/29          A1      A-        4,675,314
          500   First Union Institutional Capital II                    7.850%         1/01/27          A1      A-          541,575
        2,000   First Union Institutional Capital Securities I          8.040%        12/01/26          A1      A-        2,168,302
       19,335   Mellon Capital Trust I, Series A                        7.720%        12/01/26          A2      A-       20,772,499
        9,000   State Street Institutional Capital Trust, 144A          8.035%         3/15/27          A1       A        9,834,255

------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 17.3%

        2,000   AB Svensk Exportkredit, 144A                            6.375%        10/27/49         Aa3     AA-        2,077,876
       10,000   Abbey National Capital Trust I                          8.963%        12/30/49          A2      A-       14,629,660
       43,100   AgFirst Farm Credit Bank                                7.300%        12/15/53          NR      NR       46,013,603
       12,120   Bank One Capital III                                    8.750%         9/01/30          A1      A-       17,249,257
        1,974   BankAmerica Capital II, Series 2                        8.000%        12/15/26         Aa3       A        2,134,812
        2,600   BankAmerica Institutional Capital Trust,
                  Series B, 144A                                        7.700%        12/31/26         Aa3       A        2,799,464
        5,000   BankAmerica Institutional Trust, 144A                   8.070%        12/31/26         Aa3       A        5,421,660
        2,000   BankBoston Capital Trust I, Series B                    8.250%        12/15/26         Aa3       A        2,172,730
        1,000   BanPonce Trust I, Series A                              8.327%         2/01/27        Baa1    BBB-        1,079,852
        4,000   Barclays Bank plc, 144A                                 8.550%         6/15/49         Aa3      A+        4,818,068
          500   Barnett Capital I                                       8.060%        12/01/26         Aa3       A          540,862
       13,000   CBA Capital Trust I, 144A                               5.805%        12/30/49          A2      A-       13,798,785
        2,200   DBS Capital Funding Corporation, 144A                   7.657%         3/15/49          A1      A-        2,524,350
        4,315   First Chicago NBD Institutional Capital Trust,
                  Series B, 144A                                        7.750%        12/01/26          A1      NR        4,651,898
        6,000   First Chicago NBD Institutional Capital, 144A           7.950%        12/01/26          A1      NR        6,485,160
        5,750   First Empire Capital Trust I                            8.234%         2/01/27        Baa1     BBB        6,215,750
       11,550   First Empire Capital Trust II                           8.277%         6/01/27        Baa1     BBB       12,589,558
        4,250   First Midwest Bancorp Inc.                              6.950%        12/01/33        Baa2    BBB-        4,910,450
       12,838   HSBC Capital Funding LP, 144A                           9.547%        12/31/49          A1      A-       15,658,663
       14,000   HSBC Capital Funding LP, Debt                          10.176%         6/30/50          A1      A-       22,469,594
       19,605   KBC Bank Fund Trust III, 144A                           9.860%        11/02/49          A2      A-       23,650,198
        4,000   KeyCorp Capital III                                     7.750%         7/15/29          A3     BBB        4,977,552
       15,000   KeyCorp Institutional Capital Trust A                   7.826%        12/01/26          A3     BBB       16,208,400
       17,000   Lloyds TSB Bank plc, Subordinated Note                  6.900%        11/22/49         Aa2      A+       17,771,103
        1,000   Nordbanken AB, 144A                                     8.950%        11/29/49          A2      A-        1,174,124
       18,500   North Fork Capital Trust II                             8.000%        12/15/27          A3    BBB-       20,320,937
          500   PNC Institutional Capital Securities, 144A              7.950%        12/15/26          A3    BBB+          537,975
        2,000   Popular North American Capital Trust I                  6.564%         9/15/34        Baa1    BBB-        2,230,634
       16,750   RBS Capital Trust B                                     6.800%        12/31/49          A1       A       17,336,501


                                       37

                        Nuveen Preferred and Convertible Income Fund 2 (JQC) (continued)
                             Portfolio of INVESTMENTS June 30, 2005 (Unaudited)
    PRINCIPAL                                                                                         RATINGS*
AMOUNT (000)/                                                                                      --------------            MARKET
       SHARES   DESCRIPTION(1)                                          COUPON        MATURITY     MOODY'S    S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL BANKS (continued)

        2,000   Reliance Capital Trust I, Series B                      8.170%         5/01/28          NR      NR   $    2,234,926
        1,202   Republic New York Capital II, Capital Securities        7.530%        12/04/26          A1      A-        1,288,955
        6,200   Royal Bank of Scotland Group plc                        9.118%         3/31/49          A1       A        7,391,076
        3,000   Royal Bank of Scotland Group plc                        7.648%         8/31/49          A1       A        3,827,298
        4,000   SocGen Real Estate Company LLC, 144A                    7.640%        12/29/49          A1       A        4,282,544
        4,472   St. George Funding Company LLC, 144A                    8.485%         6/30/47        Baa1      NR        5,063,480
        2,250   Swedbank ForeningsSparbanken AB, 144A                   9.000%        12/29/49          A2    BBB+        2,661,341
       13,330   Unicredito Italiano Capital Trust, 144A                 9.200%        10/05/49          A1       A       16,022,553
        3,800   Union Planters Capital Trust A                          8.200%        12/15/26          A2    BBB+        4,102,054
       12,419   Washington Mutual Capital Trust I                       8.375%         6/01/27        Baa1     BBB       13,889,534
        2,000   Zions Institutional Capital Trust, Series A             8.536%        12/15/26        Baa1     BBB        2,188,744

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 5.6%

       15,750   BNP Paribas Capital Trust                               7.200%        12/31/49          A1      A+       16,433,330
          900   Chase Capital Trust I, Series A                         7.670%        12/01/26          A1      A-          969,314
        1,000   Citigroup Capital III                                   7.625%        12/01/36         Aa2       A        1,322,646
       51,900   HBOS Capital Funding LP, Notes                          6.850%         3/01/49          A1       A       53,808,830
       10,000   ING Capital Funding Trust III                           8.439%        12/30/49          A2      A-       11,843,440
        2,150   JPM Capital Trust I                                     7.540%         1/15/27          A1      A-        2,317,087
        3,000   JPM Capital Trust II                                    7.950%         2/01/27          A1      A-        3,260,367
       23,600   Old Mutual Capital Funding, Notes                       8.000%         6/22/53        Baa2      NR       24,995,728

------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%

       19,080   Centaur Funding Corporation, Series B, 144A             9.080%         4/21/20        Baa1    BBB+       25,990,538

------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 4.0%

          987   Allstate Financing II                                   7.830%        12/01/45          A2      A-        1,063,556
       10,000   American General Capital II                             8.500%         7/01/30         Aa3      A+       13,937,420
        4,980   American General Institutional Capital, 144A            8.125%         3/15/46         Aa3      A+        6,786,759
          612   Berkeley Capital Trust                                  8.197%        12/15/45        Baa3    BBB-          635,628
       14,250   Mangrove Bay, Class 3, 144A                             6.102%         7/15/33        Baa1    BBB+       14,691,992
        3,750   Prudential plc                                          6.500%         6/29/49        Baa1       A        3,782,779
       13,500   Sun Life Canada Capital Trust, Capital
                  Securities, 144A                                      8.526%         5/06/47          A1      A+       14,846,747
       23,000   Zurich Capital Trust I, 144A                            8.376%         6/01/37        Baa2      A-       25,446,786

------------------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.7%

       12,355   KN Capital Trust III                                    7.630%         4/15/28        Baa3     BB+       14,503,620

------------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 0.2%

          500   Countrywide Capital Trust I                             8.000%        12/15/26        Baa1    BBB+          518,659
        3,365   Great Western Financial Trust II, Series A              8.206%         2/01/27        Baa1     BBB        3,656,719
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Preferred Securities (cost $689,533,446)                                                  698,130,754
                --------------------------------------------------------------------------------------------------------------------


                                       38

    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                REPURCHASE AGREEMENTS - 2.8% (1.9% OF TOTAL INVESTMENTS)

$      57,001   State Street Bank, 2.600%, dated 6/30/05, due 7/01/05, repurchase price $57,005,339,                 $   57,001,222
=============     collateralized by $4,210,000 U.S. Treasury Bonds, 7.125%, due 2/15/23, value $5,782,208, and $38,390,000 U.S. Treasury Bonds, 6.875%, due 8/15/25, value $52,362,831
                --------------------------------------------------------------------------------------------------------------------
                Total Repurchase Agreements (cost $57,001,222)                                                           57,001,222
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $2,937,684,063) - 146.7%                                                      2,999,484,454
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.5%                                                                      9,965,818
                --------------------------------------------------------------------------------------------------------------------
                FundPreferred Shares, at Liquidation Value - (47.2)%                                                   (965,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $2,044,450,272
                ====================================================================================================================

                INTEREST RATE SWAP CONTRACTS OUTSTANDING AT JUNE 30, 2005:
                                                          NOTIONAL                                    TERMINATION        UNREALIZED
                COUNTERPARTY                                AMOUNT     FIXED RATE   FLOATING RATE**          DATE      APPRECIATION
                -------------------------------------------------------------------------------------------------------------------
                Morgan Stanley                         $97,000,000         2.0250%         3.3000%        1/23/06        $  963,302
                JPMorgan                                97,000,000         3.3950          3.1500         7/06/06           430,433
                Royal Bank of Canada                    97,000,000         2.6790          3.3000         1/23/07         1,860,401
                Morgan Stanley                          97,000,000         3.0480          3.3000         1/23/08         2,263,715
                JPMorgan                                97,000,000         3.3595          3.3000         1/23/09         2,223,257
                --------------------------------------------------------------------------------------------------------------------
                                                                                                                         $7,741,108
                ====================================================================================================================

                     (1) All percentages shown in the Portfolio of Investments
                         are based on net assets applicable to Common shares unless otherwise noted.

                       * Ratings below Baa by Moody's Investor Service, Inc. or
                         BBB by Standard and Poor's Group are considered to be below investment grade.

                      ** Based on LIBOR (London Interbank Offered Rate)

                     (a) Security is eligible for the Dividends Received
                         Deduction.

                    144A 144A securities are those which are exempt from
                         registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                 (CBTCS) Corporate Backed Trust Certificates.

                 (CORTS) Corporate Backed Trust Securities.

                 (PCARS) Public Credit and Repackaged Securities.

                 (PPLUS) PreferredPlus Trust.

               (SATURNS) Structured Asset Trust Unit Repackaging.

                      NR Security is not rated.

                      WI Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES June 30, 2005 (Unaudited)
                                                                                                     PREFERRED AND    PREFERRED AND
                                                                                                       CONVERTIBLE      CONVERTIBLE
                                                                                                            INCOME         INCOME 2
                                                                                                             (JPC)            (JQC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $2,108,500,294 and $2,937,684,063, respectively)                 $2,166,129,469   $2,999,484,454
Cash                                                                                                       534,727          486,715
Interest rate swaps, at value                                                                            5,791,201        7,741,108
Receivables:
   Dividends                                                                                             3,368,870        3,212,593
   Interest                                                                                             10,859,245       16,719,719
   Investments sold                                                                                      2,342,994        6,525,323
   Reclaims                                                                                                     --           69,108
Other assets                                                                                               106,941           85,399
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                   2,189,133,447    3,034,324,419
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                                       15,749,306       22,687,380
Accrued expenses:
   Management fees                                                                                         938,981        1,261,042
   Other                                                                                                   455,842          634,966
FundPreferred shares dividends payable                                                                     215,430          290,759
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                 17,359,559       24,874,147
------------------------------------------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                                                             708,000,000      965,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                              $1,463,773,888   $2,044,450,272
====================================================================================================================================
Common shares outstanding                                                                              100,123,177      141,007,000
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                             $        14.62   $        14.50
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                             $    1,001,232   $    1,410,070
Paid-in surplus                                                                                      1,416,726,904    1,996,733,307
Undistributed (Over-distribution of) net investment income                                             (20,885,896)     (26,544,119)
Accumulated net realized gain from investments, futures and interest rate swaps                          3,511,272        3,309,515
Net unrealized appreciation (depreciation) of investments and interest rate swaps                       63,420,376       69,541,499
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                              $1,463,773,888   $2,044,450,272
====================================================================================================================================
Authorized shares:
   Common                                                                                                Unlimited        Unlimited
   FundPreferred shares                                                                                  Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              OPERATIONS Six Months Ended June 30, 2005 (Unaudited)
                                                                                                     PREFERRED AND    PREFERRED AND
                                                                                                       CONVERTIBLE      CONVERTIBLE
                                                                                                            INCOME         INCOME 2
                                                                                                             (JPC)            (JQC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $16,529 and $27,074, respectively)                          $ 34,281,945     $ 43,383,389
Interest                                                                                                31,462,798       47,304,379
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                 65,744,743       90,687,768
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                          9,183,374       12,487,594
Dividend expense on securities sold short                                                                  148,139          174,994
FundPreferred shares - auction fees                                                                        877,726        1,196,336
FundPreferred shares - dividend disbursing agent fees                                                       15,354           28,548
Shareholders' servicing agent fees and expenses                                                              6,114            4,916
Custodian's fees and expenses                                                                              277,210          358,167
Trustees' fees and expenses                                                                                 13,504           21,901
Professional fees                                                                                           66,468          123,849
Shareholders' reports - printing and mailing expenses                                                      193,165          287,209
Stock exchange listing fees                                                                                 19,238           26,599
Investor relations expense                                                                                 141,576          214,521
Other expenses                                                                                             135,598          186,199
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                    11,077,466       15,110,833
   Custodian fee credit                                                                                     (2,080)          (1,761)
   Expense reimbursement                                                                                (3,461,866)      (4,797,622)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                              7,613,520       10,311,450
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                    58,131,223       80,376,318
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                                                          (2,472,980)      (7,568,869)
   Futures                                                                                                (425,117)         245,100
   Interest rate swaps                                                                                     (32,437)        (109,550)
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                                         (58,940,527)     (78,544,345)
   Futures                                                                                                 325,875          424,500
   Interest rate swaps                                                                                   1,207,357        1,718,027
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                                (60,337,829)     (83,835,137)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                                                              (9,769,959)     (13,335,981)
From accumulated net realized gains from investments                                                            --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to
   FundPreferred shareholders                                                                           (9,769,959)     (13,335,981)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                                $(11,976,565)    $(16,794,800)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS (Unaudited)
                                                      PREFERRED AND                                   PREFERRED AND
                                                  CONVERTIBLE INCOME (JPC)                       CONVERTIBLE INCOME 2 (JQC)
                                       --------------------------------------------    ---------------------------------------------
                                                SIX            FIVE                             SIX            FIVE
                                       MONTHS ENDED    MONTHS ENDED      YEAR ENDED    MONTHS ENDED    MONTHS ENDED      YEAR ENDED
                                            6/30/05        12/31/04         7/31/04         6/30/05        12/31/04         7/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                   $58,131,223 $    51,569,038  $  125,132,929   $  80,376,318  $   72,289,589  $  163,337,100
Net realized gain (loss) from:
   Investments                           (2,472,980)      2,985,875      27,972,286      (7,568,869)      8,940,540       8,739,463
   Futures                                 (425,117)             --              --         245,100              --              --
   Interest rate swaps                      (32,437)       (974,786)     (2,330,892)       (109,550)     (1,354,773)     (3,205,449)
Change in net unrealized appreciation
   (depreciation) of:
   Investments                          (58,940,527)     85,689,077      39,651,341     (78,544,345)    120,207,237      90,207,632
   Futures                                  325,875        (325,875)             --         424,500        (424,500)             --
   Interest rate swaps                    1,207,357        (989,371)      5,573,214       1,718,027      (1,354,625)      7,377,706
Distributions to FundPreferred
   shareholders:
   From net investment income            (9,769,959)     (4,040,083)     (8,171,424)    (13,335,981)     (7,259,855)    (11,296,561)
   From accumulated net realized gains
    from investments                             --      (1,465,951)       (384,871)             --        (211,517)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable
   to Common shares from operations     (11,976,565)    132,447,924     187,442,583     (16,794,800)    190,832,096     255,159,891
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income              (57,971,320)    (50,311,897)   (121,827,639)    (79,316,439)    (68,740,915)   (164,952,618)
From accumulated net realized gains
   from investments                              --     (23,388,774)     (4,581,333)             --      (2,777,838)        (25,575)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                  (57,971,320)    (73,700,671)   (126,408,972)    (79,316,439)    (71,518,753)   (164,978,193)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares              --          (4,237)       (188,221)             --          (4,047)        176,684
   Net proceeds from shares issued to
   shareholders due to reinvestment
      of distributions                           --              --       1,175,103              --              --              --
FundPreferred shares offering costs              --          (4,237)        (20,355)         (1,595)         (4,047)    (19,723,013)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable
   to Common shares from
   capital share transactions                    --          (8,474)        966,527          (1,595)         (8,094)    (19,546,329)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares          (69,947,885)     58,738,779      62,000,138     (96,112,834)    119,305,249      70,635,369
Net assets applicable to
   Common shares at
   the beginning of period            1,533,721,773   1,474,982,994   1,412,982,856   2,140,563,106   2,021,257,857   1,950,622,488
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares
   at the end of period              $1,463,773,888  $1,533,721,773  $1,474,982,994  $2,044,450,272  $2,140,563,106  $2,021,257,857
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period              $  (20,885,896) $  (11,275,840) $   (5,581,774) $  (26,544,119) $  (14,268,017) $   (6,443,674)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
    FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Preferred and Convertible Income Fund (JPC) and Nuveen Preferred and Convertible Income Fund 2 (JQC). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies.

Each Fund seeks to provide high current income by investing primarily in a portfolio of preferred securities, convertible securities and, to a lesser degree, high yield securities. Each Fund may also invest in other debt instruments and common stocks acquired upon conversion of a convertible security.

The Board of Trustees of the Funds approved a change in the Funds' fiscal year end from July 31 to December 31 upon completion of the Funds' July 31, 2004 fiscal year.

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC") the Funds' previous adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities and instruments are generally valued at the last sales price on the exchange on which such securities or instruments are primarily traded. Securities or instruments traded on an exchange for which there are no transactions on a given day or securities or instruments not listed on an exchange are valued at the mean of the closing bid and asked prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security or instrument, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2005, Preferred and Convertible Income (JPC) and Preferred and Convertible Income 2
(JQC) had outstanding when-issued purchase commitments of $2,000,000, and $3,000,000, respectively.

Investment Income
Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Dividends to Common shareholders are declared monthly. With respect to the REIT securities held in the Funds' Portfolio of Investments, distributions received by the Funds are generally comprised of investment income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the twelve months ended December 31, 2004, the character of distributions to the Funds from the REITs was as follows:

                                                         PREFERRED     PREFERRED
                                                               AND           AND
                                                       CONVERTIBLE   CONVERTIBLE
                                                            INCOME      INCOME 2
2004                                                         (JPC)         (JQC)
--------------------------------------------------------------------------------
Ordinary income*                                            83.15%        83.29%
Long-term and short-term capital gains                      14.69         15.13
Return of REIT capital                                       2.16          1.58
================================================================================

* Ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

For the six months ended June 30, 2005, each Fund applied the actual percentages for the twelve months ended December 31, 2004, described above, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. Each Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type. For the fiscal period ended December 31, 2004, each Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the fiscal year ended July 31, 2004, each Fund applied a percentage estimate for the breakdown of income type, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. Each Fund adjusted that estimated breakdown of income type (and consequently its net investment income) as necessary in the following calendar year when the REITs informed their shareholders of the actual breakdown of income type.

With respect to the portion of each Fund's monthly distribution to its shareholders derived from the Fund's investments in REIT securities for the six months ended June 30, 2005, each Fund treated that portion of its distributions as being entirely from net investment income. The Funds will recharacterize those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, at the beginning of the subsequent year, based upon the income type breakdown information conveyed at that time by the REITs whose securities are held in each Fund's portfolio. Consequently, the financial statements at June 30, 2005, reflect an over-distribution of net investment income that was at least partly attributable to the fact that some of the amounts received by the Funds from the portfolio REITs, but none of the dividends paid by the Funds to shareholders from the portfolio REITs were treated as something other than ordinary income. For the fiscal period ended December 31, 2004, each Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to each Funds shareholders.

With respect to the portion of each Fund's monthly distribution to its shareholders derived from the Fund's investments in REIT securities for the fiscal year ended July 31, 2004, each Fund treated that portion of its distribution as being entirely from net investment income. The Funds recharacterized those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, in the subsequent calendar year, based upon the income type breakdown information conveyed at that time by the REITs whose securities are held in each Fund's portfolio. Consequently, the financial statements for the fiscal year ended July 31, 2004, reflected an over-distribution of net investment income that was at least partly attributable to the fact that, as of the date of the financial statements, some of the amounts received by the Funds from the portfolio REITs, but none of the dividends paid by the Funds to shareholders from the portfolio REITs were treated as something other than ordinary income.

FundPreferred Shares
The Funds have issued and outstanding FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's FundPreferred shares are issued in more than one Series. The dividend rate on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                         PREFERRED     PREFERRED
                                                               AND           AND
                                                       CONVERTIBLE   CONVERTIBLE
                                                            INCOME      INCOME 2
                                                             (JPC)         (JQC)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                                  4,720         3,860
   Series M2                                                    --         3,860
   Series T                                                  4,720         3,860
   Series T2                                                    --         3,860
   Series W                                                  4,720         3,860
   Series W2                                                    --         3,860
   Series TH                                                 4,720         3,860
   Series TH2                                                   --         3,860
   Series F                                                  4,720         3,860
   Series F2                                                 4,720         3,860
--------------------------------------------------------------------------------
Total                                                       28,320        38,600
================================================================================

Interest Rate Swap Transactions
The Funds may invest in certain derivative financial instruments. The Funds' use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve each Fund's agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Funds help manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Futures Contracts
Each Fund may use futures contracts to hedge against changes in the values of securities the Fund owns. Each Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. Risk may arise from the potential inability of the counterparty to meet the terms of the contract. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time is was closed.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



Short Sales
The Funds are authorized to make short sales of securities if the Funds own at least an equal amount of such securities or securities convertible into securities of the same issuer. To secure its obligation to deliver securities sold short, the Funds have instructed the custodian to segregate assets in an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and records such amounts as expense in the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in "Change in net unrealized appreciation (depreciation) of investments."

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Offering Costs
Costs incurred by Preferred and Convertible Income 2 (JQC) in connection with its offering of FundPreferred shares ($19,728,655) were recorded as reductions to paid-in surplus.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and FundPreferred shares were as follows:

                                 PREFERRED AND PREFERRED AND
                                   CONVERTIBLE INCOME (JPC)                   CONVERTIBLE INCOME 2 (JQC)
                         -------------------------------------------    ----------------------------------------
                                  SIX            FIVE           YEAR             SIX           FIVE         YEAR
                         MONTHS ENDED    MONTHS ENDED          ENDED    MONTHS ENDED   MONTHS ENDED        ENDED
                              6/30/05        12/31/04        7/31/04         6/30/05       12/31/04      7/31/04
----------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of
   distributions                   --              --         79,185              --             --           --
----------------------------------------------------------------------------------------------------------------
                                   --              --         79,185              --             --           --
----------------------------------------------------------------------------------------------------------------
FundPreferred shares sold          --              --             --              --             --       38,600
================================================================================================================

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities and transactions in securities sold short but excluding short-term investments) of investment securities during the six months ended June 30, 2005, were as follows:

                                                         PREFERRED     PREFERRED
                                                               AND           AND
                                                       CONVERTIBLE   CONVERTIBLE
                                                            INCOME      INCOME 2
                                                             (JPC)         (JQC)
--------------------------------------------------------------------------------
Purchases of investment securities                    $370,394,160  $469,204,951
Sales and maturities of investment securities          342,976,651   446,651,011
================================================================================

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis based on the information currently available to the Funds. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of income on certain securities which are treated as debt securities for income tax purposes and equity securities for financial statement purposes, and timing differences in recognizing certain gains and losses on security transactions.

At June 30, 2005, the cost of investments was as follows:

                                                      PREFERRED       PREFERRED
                                                            AND             AND
                                                    CONVERTIBLE     CONVERTIBLE
                                                         INCOME        INCOME 2
                                                          (JPC)           (JQC)
--------------------------------------------------------------------------------
Cost of investments                              $2,129,873,755  $2,967,788,600
================================================================================

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2005, were as follows:

                                                       PREFERRED      PREFERRED
                                                             AND            AND
                                                     CONVERTIBLE    CONVERTIBLE
                                                          INCOME       INCOME 2
                                                           (JPC)          (JQC)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                     $ 88,261,805   $103,245,945
   Depreciation                                      (52,006,091)   (71,550,091)
--------------------------------------------------------------------------------
Net unrealized appreciation of investments          $ 36,255,714   $ 31,695,854
================================================================================

The tax components of undistributed net ordinary income and net realized gains at December 31, 2004, the Funds' last fiscal year end, were as follows:

                                                       PREFERRED      PREFERRED
                                                             AND            AND
                                                     CONVERTIBLE    CONVERTIBLE
                                                          INCOME       INCOME 2
                                                           (JPC)          (JQC)
--------------------------------------------------------------------------------
Undistributed net ordinary income *                   $8,790,389    $11,988,764
Undistributed net long-term capital gains              3,341,644      6,828,270
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal periods ended December 31, 2004, the Funds' last fiscal period end, and July 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                       PREFERRED      PREFERRED
                                                             AND            AND
                                                     CONVERTIBLE    CONVERTIBLE
                                                          INCOME       INCOME 2
FIVE MONTHS ENDED DECEMBER 31, 2004                        (JPC)          (JQC)
--------------------------------------------------------------------------------
Distributions from net ordinary income *             $82,128,245    $89,938,792
Distributions from net long-term capital gains         7,112,884      2,762,657
================================================================================

                                                       PREFERRED      PREFERRED
                                                             AND            AND
                                                     CONVERTIBLE    CONVERTIBLE
                                                          INCOME       INCOME 2
YEAR ENDED JULY 31, 2004                                   (JPC)          (JQC)
--------------------------------------------------------------------------------
Distributions from net ordinary income *            $134,895,598   $162,336,998
Distributions from net long-term capital gains                --         22,781
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. As of July 31, 2005, the complex-level fee rate was .1899%.

The annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily Managed Assets of each Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), Froley, Revy Investment Co., Inc. (Froley, Revy) and Symphony Asset Management, LLC ("Symphony"). Spectrum manages the portion of the Fund's investment portfolio allocated to preferred securities. Froley, Revy manages the portion of the investment portfolio allocated to convertible securities. Symphony manages the portion of the investment portfolio allocated to debt securities. Spectrum, Froley, Revy and Symphony are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of Preferred and Convertible Income's (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                        MARCH 31,
--------------------------------------------------------------------------------
2003*                   .32%                           2008                 .32%
2004                    .32                            2009                 .24
2005                    .32                            2010                 .16
2006                    .32                            2011                 .08
2007                    .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Preferred and Convertible Income (JPC) for any portion of its fees and expenses beyond March 31, 2011.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



For the first eight years of Preferred and Convertible Income 2's (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
JUNE 30,                                          JUNE 30,
--------------------------------------------------------------------------------
2003*                   .32%                           2008                 .32%
2004                    .32                            2009                 .24
2005                    .32                            2010                 .16
2006                    .32                            2011                 .08
2007                    .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Preferred and Convertible Income 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. SUBSEQUENT EVENT -- DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their net investment income which were paid on August 1, 2005, to shareholders of record on July 15, 2005, as follows:

                                                          PREFERRED    PREFERRED
                                                                AND          AND
                                                        CONVERTIBLE  CONVERTIBLE
                                                             INCOME     INCOME 2
                                                              (JPC)        (JQC)
--------------------------------------------------------------------------------
Dividend per share                                           $.0900       $.0885
================================================================================

At the same time, the Funds declared capital gains distributions as follows:

                                                          PREFERRED    PREFERRED
                                                                AND          AND
                                                        CONVERTIBLE  CONVERTIBLE
                                                             INCOME     INCOME 2
                                                              (JPC)        (JQC)
--------------------------------------------------------------------------------
Dividend per share                                           $.0176       $.0430
================================================================================

Financial
       HIGHLIGHTS (Unaudited)

                        Financial
                               HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:
                                                        Investment Operations                               Less Distributions
                             ---------------------------------------------------------------------- --------------------------------
                                                          Distributions   Distributions
                                                               from Net            from                    Net
                  Beginning                                  Investment         Capital             Investment     Capital
                     Common                        Net        Income to        Gains to              Income to    Gains to
                      Share         Net      Realized/    FundPreferred   FundPreferred                 Common      Common
                  Net Asset  Investment     Unrealized           Share-          Share-                 Share-      Share-
                      Value    Income(a)    Gain (Loss)         holders+        holders+     Total     holders     holders    Total
====================================================================================================================================
PREFERRED AND
CONVERTIBLE
INCOME (JPC)
------------------------------------------------------------------------------------------------------------------------------------
1/01/05-6/30/05      $15.32       $ .58         $ (.60)           $(.10)           $ --      $(.12)      $(.58)      $  --    $(.58)
8/01/04-12/31/04      14.73         .52            .85             (.04)           (.01)      1.32        (.50)       (.23)    (.73)
8/01/03-7/31/04       14.12        1.25            .71             (.08)             --       1.88       (1.22)       (.05)   (1.27)
3/26/03-7/31/03       14.33         .30           (.02)            (.02)             --        .26        (.30)         --     (.30)

PREFERRED AND
CONVERTIBLE
INCOME 2 (JQC)
------------------------------------------------------------------------------------------------------------------------------------
1/01/05-6/30/05       15.18         .57           (.60)            (.09)             --       (.12)       (.56)         --     (.56)
8/01/04-12/31/04      14.33         .51            .90             (.05)             --       1.36        (.49)       (.02)    (.51)
8/01/03-7/31/04       13.83        1.16            .73             (.08)             --       1.81       (1.17)         --    (1.17)
6/25/03-7/31/03       14.33         .04           (.53)              --              --       (.49)         --          --       --
====================================================================================================================================
                                                                           Total Returns
                                                                       --------------------
                                                                                    Based
                                 Offering                                              on
                                Costs and        Ending                            Common
                            FundPreferred        Common                 Based       Share
                                    Share         Share       Ending       on         Net
                             Underwriting     Net Asset       Market   Market       Asset
                                Discounts         Value        Value    Value**     Value**
===========================================================================================
PREFERRED AND CONVERTIBLE
INCOME (JPC)
-------------------------------------------------------------------------------------------
1/01/05-6/30/05                      $ --        $14.62       $13.35    (2.81)%      (.68)%
8/01/04-12/31/04                       --         15.32        14.33     8.06        9.07
8/01/03-7/31/04                        --         14.73        13.95     4.34       13.44
3/26/03-7/31/03                      (.17)        14.12        14.57     (.89)        .58

PREFERRED AND CONVERTIBLE
INCOME 2 (JQC)
-------------------------------------------------------------------------------------------
1/01/05-6/30/05                        --         14.50        13.06    (1.77)       (.80)
8/01/04-12/31/04                       --         15.18        13.87     6.20        9.59
8/01/03-7/31/04                      (.14)        14.33        13.54      .10       12.25
6/25/03-7/31/03                      (.01)        13.83        14.69    (2.07)      (3.49)
===========================================================================================
                                                              Ratios/Supplemental Data
                            -----------------------------------------------------------------------------------------------
                                            Before Credit/Reimbursement        After Credit/Reimbursement***
                                           -----------------------------    --------------------------------
                                                          Ratio of Net                        Ratio of Net
                                             Ratio of       Investment        Ratio of          Investment
                                 Ending      Expenses        Income to        Expenses           Income to
                                    Net    to Average          Average      to Average             Average
                                 Assets    Net Assets       Net Assets      Net Assets          Net Assets
                             Applicable    Applicable       Applicable      Applicable          Applicable       Portfolio
                              to Common     to Common        to Common       to Common           to Common        Turnover
                            Shares (000)       Shares++         Shares++        Shares++            Shares++          Rate
===========================================================================================================================
PREFERRED AND CONVERTIBLE
INCOME (JPC)
---------------------------------------------------------------------------------------------------------------------------
1/01/05-6/30/05              $1,463,774          1.52%*           7.49%*          1.04%*              7.96%*            16%
8/01/04-12/31/04              1,533,722          1.51*            7.66*           1.04*               8.13*             13
8/01/03-7/31/04               1,474,983          1.53             7.90            1.05                8.37              19
3/26/03-7/31/03               1,412,983          1.29*            5.67*            .87*               6.09*             21

PREFERRED AND CONVERTIBLE
INCOME 2 (JQC)
---------------------------------------------------------------------------------------------------------------------------
1/01/05-6/30/05               2,044,450          1.48*            7.41*           1.01*               7.88*             15
8/01/04-12/31/04              2,140,563          1.47*            7.81*           1.00*               8.28*             13
8/01/03-7/31/04               2,021,258          1.47             7.51            1.00                7.98              27
6/25/03-7/31/03               1,950,622           .97*            2.86*            .65*               3.18*              5
===========================================================================================================================
                                 FundPreferred Shares at End of Period
                              -------------------------------------------
                                Aggregate    Liquidation
                                   Amount     and Market           Asset
                              Outstanding          Value        Coverage
                                     (000)     Per Share       Per Share
=========================================================================
PREFERRED AND CONVERTIBLE
INCOME (JPC)
-------------------------------------------------------------------------
1/01/05-6/30/05                  $708,000        $25,000         $76,687
8/01/04-12/31/04                  708,000         25,000          79,157
8/01/03-7/31/04                   708,000         25,000          77,083
3/26/03-7/31/03                   708,000         25,000          74,893

PREFERRED AND CONVERTIBLE
INCOME 2 (JQC)
-------------------------------------------------------------------------
1/01/05-6/30/05                   965,000         25,000          77,965
8/01/04-12/31/04                  965,000         25,000          80,455
8/01/03-7/31/04                   965,000         25,000          77,364
6/25/03-7/31/03                        --             --              --
=========================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   o Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     o Income ratios reflect income earned on assets attributable to FundPreferred shares.
     o Each ratio includes the effect of the dividend expense on securities sold short as follows:

                                                               Ratio of
                                                               Dividend
                                                               Expense on
                                                               Securities
                                                               Sold Short to
                                                               Average Net
                                                               Assets Applicable
                                                               to Common Shares
                                                               -----------------
        PREFERRED AND CONVERTIBLE INCOME (JPC)
        1/01/05-6/30/05                                                    .02%*
        8/01/04-12/31/04                                                   .04*
        8/01/03-7/31/04                                                    .03
        3/26/03-7/31/03                                                     --

        PREFERRED AND CONVERTIBLE INCOME 2 (JQC)
        1/01/05-6/30/05                                                    .02*
        8/01/04-12/31/04                                                   .05*
        8/01/03-7/31/04                                                    .03
        6/25/03-7/31/03                                                     --

(a) Per share Net Investment Income is calculated using the average daily shares method.

                                 See accompanying notes to financial statements.

                                  52-53 SPREAD

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM and the Sub-Advisory Agreement between NAM and Spectrum, Froley, Revy and Symphony, respectively (each a "Sub-Adviser") (NAM and the Sub-Advisers are each a "Fund Adviser").

THE APPROVAL PROCESS
To assist the Board in its evaluation of an advisory contract with a Fund Adviser, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Fund Adviser; the organization of the Fund Adviser, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below and with recognized and/or customized benchmarks (as appropriate); the profitability of the Fund Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Fund Adviser in providing the various services; the advisory fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Fund Adviser's management fees with the fees the Fund Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Fund Adviser; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. In addition, the independent Trustees noted that each Sub-Adviser also previously made written or oral presentations to the Board providing the respective Sub-Adviser with the opportunity to explain its investment strategies, discuss market conditions, and highlight any material issues. Many of these presentations were part of site visits by the Board throughout the year. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each advisory contract (which includes sub-advisory contracts) with a Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and
(e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In evaluating the nature, extent and quality of the respective Fund Adviser's services, the Trustees reviewed information concerning the types of services that a Fund Adviser or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and recognized benchmarks and/or customized benchmarks (as described in further detail in Section B below); information describing the Fund Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of the applicable Fund Adviser. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of the Fund Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Fund Adviser. In their review of the advisory contracts for the fixed income funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and the Fund Advisers, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Fund Advisers.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, a Fund Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services. Further, as the Funds utilize Sub-Advisers, the Trustees considered NAM's ability and procedures to monitor the respective Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the role of NAM's investment oversight committee, including its increased personnel, the responsibilities and experience of the staff, and procedures to monitor Sub-Advisers, including the use of site visits.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

In evaluating the services of the various Sub-Advisers, the independent Trustees noted that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were quite satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS
As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group (as available) and its performance compared to recognized and/or benchmarks (as applicable). The Trustees reviewed performance information including, among other things, total return information compared with a Fund's Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2004. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure, the sub-advisory fee arrangements and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of the respective Fund Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect These Economies of Scale." In its review, the Trustees noted that all taxable closed-end exchange-traded Nuveen funds had net expense ratios below or within an acceptable range compared to peers.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further compared the fees of NAM to the fees NAM or an affiliate thereof assessed for other types of clients (such as separate managed accounts as well as fees charged on funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams). With respect to separately managed accounts, the advisory fees to such separate managed accounts are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



   services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

   In considering the fees of the Sub-Adviser, the Trustees also considered the pricing schedule the Sub-Adviser charges for similar investment management services for other fund sponsors or clients. With respect to Symphony, the Trustees also compared the sub-advisory fees to the significantly higher fees assessed to hedge funds advised by Symphony. Generally, the sub-advisory fees were at the lower end of the Sub-Adviser's fee schedule. In addition, the Trustees noted that such sub-advisory fees and arrangements with the unaffiliated Sub-Advisers were established through arms-length negotiations between the respective Sub-Adviser and NAM.

3. PROFITABILITY OF ADVISERS
In conjunction with its review of fees, the Trustees also considered the profitability of NAM (which incorporated Nuveen's wholly-owned subsidiaries, such as Symphony) as well as the profitability of the other Sub-Advisers. The Trustees reviewed the respective Fund Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed a Fund Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered the respective Fund Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that each Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE
In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. The Trustees also considered the soft dollar arrangements of the Sub-Advisers. The Trustees noted that Froley, Revy has engaged in soft dollar arrangements. With respect to such Sub-Adviser, the Trustees considered that the respective Sub-Adviser benefits from its soft dollar arrangements pursuant to which such Sub-Adviser receives research from brokers that execute the applicable Fund's portfolio transactions. The Trustees received and reviewed materials concerning such Sub-Adviser's brokerage practices, including its broker allocation policies and procedures, the types of research and brokerage services received, the brokers providing such services, and the dollar amount of commissions allocated to brokers for soft dollar arrangements for the last calendar year. In considering the types of research received, the Trustees noted that such Sub-Adviser either has already limited (or has agreed to modify its practices to limit) the use of soft dollars to research with intellectual content. The Trustees recognized that such Sub-Adviser's profitability may be lower if the Sub-Adviser was required to pay for this research with hard dollars. With respect to Symphony, the Trustees noted that such Sub-Adviser does not use soft dollar arrangements. The Trustees also noted that Spectrum does not use soft dollar arrangements. However, the Trustees also received materials and considered any revenues received by Spectrum in executing trades through its internal broker-dealer.

In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, for Nuveen funds with outstanding preferred shares and new closed-end funds, the Trustees also considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS
Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which would ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the Investment Management Agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

In addition to the foregoing, a change in control of NAM may be deemed an assignment of the Sub-Advisory Agreement between NAM and the respective Sub-Adviser. Further, Symphony is a wholly-owned subsidiary of Nuveen. Accordingly, the change of control of Nuveen would also result in a change of control of such Sub-Adviser resulting in the automatic termination of its existing Sub-Advisory Agreements. The Board therefore considered approval of a New Sub-Advisory Agreement with each Sub-Adviser in light of the anticipated change of control. More specially, the Board considered approval of each New Sub-Advisory Agreement on substantially identical terms as the respective Original Sub-Advisory Agreement, to take effect after the change of control has occurred and the agreement has been approved by Fund shareholders. In reviewing the impact of the St. Paul divesture on the respective Sub-Adviser, the Board considered the same factors as outlined previously with respect to their review of NAM. As with NAM, the Board concluded that the St. Paul divestiture would not affect the nature and quality of services provided by the respective Sub-Adviser, the terms of the Sub-Advisory Agreement, including the fees paid thereunder, and would not materially affect the organization or operations of the Sub-Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their review and approval of the respective Sub-Adviser would continue to apply following the change in control.

G. APPROVAL
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreement and each Sub-Advisory Agreement should be approved, and that the new, post-change of control NAM Investment Management Agreement and the Sub-Advisory Agreements be approved and recommended to shareholders.

Reinvest Automatically
       EASILY AND CONVENIENTLY



Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

..CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



In April, 2005, The St. Paul Travelers Companies, Inc. (`'St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. (`'Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an `'assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.



BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $120 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/ETF                   o Interactive planning tools


Logo: NUVEEN Investments

                                                                     ESA-F-0605D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred and Convertible Income Fund 2
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: September 7, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: September 7, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: September 7, 2005
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* Print the name and title of each signing officer under his or her signature.